                                                                    Exhibit 99.7

                        RECONSTITUTED SERVICING AGREEMENT

          THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of August, 2006, by and among THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation ("Thornburg" or the "Seller"), WELLS FARGO BANK, N.A., as servicer (the "Servicer") and THORNBURG MORTGAGE SECURITIES TRUST 2006-5 (the "Trust"), and acknowledged by WELLS FARGO BANK, N.A., as master servicer (the "Master Servicer"), recites and provides as follows:

                                    RECITALS

          WHEREAS, the Seller has conveyed certain mortgage loans identified on
Schedule I hereto (the "Mortgage Loans") to Structured Asset Mortgage Investments II, Inc., a Delaware corporation ("SAMI II"), which in turn has conveyed the Mortgage Loans to the Thornburg Mortgage Securities Trust 2006-5 (the "Trust"), under a pooling and servicing agreement dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), among LaSalle Bank National Association, as Trustee (the "Trustee"), the Master Servicer, SAMI II, as seller (referred to herein as the "Depositor"), Wilmington Trust Company, as Delaware trustee, Wells Fargo Bank, N.A., as securities administrator and the Seller.

          WHEREAS, the Mortgage Loans are currently being serviced by the Servicer pursuant to an Amended and Restated Flow Servicing Agreement between Citigroup Global Markets Realty Corp, ("Citigroup") and the Servicer dated as of March 1, 2006 as amended by the First Amendment to Amended and Restated Flow Servicing Agreement, dated August 1, 2006 and the Assignment and Conveyance Agreement (06-W58), dated July 25, 2006 (collectively, the "Flow Servicing Agreement"), a copy of which is attached hereto as Exhibit B;

          WHEREAS, the Seller, Citigroup, and the Servicer entered into an Assignment, Assumption and Recognition Agreement dated August 28, 2006 (the "AAR"), pursuant to which, among other things, the Seller purchased the Mortgage Loans from Citigroup and the Servicer agreed to service and administer the Mortgage Loans in accordance with the terms of the Flow Servicing Agreement, as modified by the AAR (collectively the "Servicing Agreement"), a copy of which is attached hereto as Exhibit C;

          WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so in accordance with the Servicing Agreement as modified in the attached Exhibit A;

          WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default by the Servicer under this Agreement;

          WHEREAS, the Seller and the Servicer desire that the provisions of the Servicing Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a "Reconstitution Agreement" as defined under the Servicing Agreement which shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

          1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, shall have the meanings ascribed to such terms in the Servicing Agreement.

          2. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

          3. Servicer. From and after August 31, 2006, the Servicer shall and does hereby recognize that the Seller will transfer the Mortgage Loans and assign its rights under the Servicing Agreement to SAMI II and that SAMI II will thereafter transfer the Mortgage Loans and assign its rights under the Servicing Agreement and this Agreement to the Trust. The Servicer acknowledges and agrees that from and after August 31, 2006 (i) the Trust will be the owner of the Mortgage Loans, (ii) the Servicer shall look solely to the Trust for performance of any obligations of the Seller insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Seller insofar as they relate to the Mortgage Loans, under the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in
Section 2.01 of the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Servicer) under the Servicing Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust. Neither the Servicer nor the Seller shall further amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee and the Master Servicer.

          4. Notwithstanding any statement to the contrary in Section 3 above, the Seller shall and does hereby acknowledge that the indemnification provisions set forth in Sections 8.01 and 9.01(f) of the Servicing Agreement shall be available to and for the benefit of the Seller, SAMI II and the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf).

          5. The Servicer hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an Event of Default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer. All assessments, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall include the Master Servicer as an addressee, and the Master Servicer shall be entitled to rely on all such assessments, reports and certifications.

          6. Representations. The Servicer shall not be obligated or required to make any further representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Pooling and Servicing Agreement and issuance of the Certificates pursuant thereto. The Servicer does hereby make the representations made in Section 3.01 of the Servicing Agreement as of August 31, 2006.

          7. Notices. All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent. All notices and other written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland  21045-1951
          Attention: Master Servicing Department, Thornburg 2006-5
          Telephone: (410) 884-2000
          Telecopier: (410) 715-2380

          All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

          Wells Fargo Bank, N.A.
          ABA# 121-000-248
          Account Name: SAS Clearing

          Account No. 3970771416
          FFC: 50941400, Thornburg 2006-5

          All notices and other written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

          LaSalle Bank National Association
          135 South LaSalle Street, Suite 1625
          Chicago, IL 60603
          Attention: Thornburg 2006-5
          Telephone: (312) 992-1102
          Facsimile: (312) 904-1368

          All notices and other written information required to be delivered to the Seller hereunder shall be delivered to it at the following address:

          Thornburg Mortgage Home Loans, Inc.
          150 Washington Avenue, Suite 302
          Santa Fe, New Mexico 87501
          Attention: Deborah Burns (Thornburg 2006-5)
          Telephone: (505) 954-5315
          Facsimile: (505) 989-8156

          All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

          Wells Fargo Bank, N.A.
          1 Home Campus
          Des Moines, Iowa 50328-0001
          Attention: John B. Brown, MAC X2302-033
          Fax:  515-324-3118

          with a copy to:

          Wells Fargo Bank, N.A.
          1 Home Campus
          Des Moines, Iowa 50328-0001
          Attention: General Counsel MAC X2401-06T

          8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES EXCEPT FOR SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WHICH SHALL APPLY HERETO.

          9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

          10. Reconstitution. The Seller and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date," each as defined in the Servicing Agreement.

          11. REMIC Status. The Servicer is hereby notified, and the Servicer hereby acknowledges such notice, that the Mortgage Loans will be held in a securitization pursuant to which a REMIC election will be made.

          12. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by LaSalle Bank National Association ("LaSalle Bank"), not individually or personally but solely as the Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, warranties, covenants, undertakings and agreements herein made on the part of the Trustee are made and intended not as personal representations, undertakings and agreements by LaSalle Bank but are made and intended for the purpose of binding on the Trust, (c) nothing herein contained shall be construed as creating any liability on LaSalle Bank, individually or personally, to perform any covenant either expressly or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall LaSalle Bank be personally liable for payment of any indemnity, indebtedness, fees or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

          Executed as of the day and year first above written.

                                         THORNBURG MORTGAGE HOME LOANS, INC.,
                                         as Seller


                                         By: /s/ Deborah J. Burns
                                             -----------------------------------
                                                 Deborah J. Burns
                                                 Senior Vice President


                                         WELLS FARGO BANK, N.A.,
                                         as Servicer


                                         By: /s/ Bradley A. Davis
                                             -----------------------------------
                                         Name: Bradley A. Davis
                                         Title: Vice President


                                         THORNBURG MORTGAGE SECURITIES TRUST
                                         2006-5


                                         BY: LASALLE BANK NATIONAL
                                             ASSOCIATION, not in its individual
                                             capacity, but solely as Trustee on
                                             behalf of the Trust


                                             By: /s/ Rita Lopez
                                                 -------------------------------
                                             Name: Rita Lopez
                                             Title: Vice President

Acknowledged By:

WELLS FARGO BANK, N.A.
as Master Servicer


By: /s/ Stacey M. Taylor
    ----------------------------------
Name: Stacey M. Taylor
Title: Vice President

                                    EXHIBIT A

                    Modifications to the Servicing Agreement

          1. The definition of "Business Day" in Article I is hereby amended to read as follows:

          Business Day: Any day other than (a) a Saturday or Sunday or
          (b) a day on which banking and savings and loan institutions in the States of California, Delaware, New York, Maryland, Minnesota, South Carolina or Iowa are authorized or obligated by law or executive order to be closed.

          2. The definition of "Qualified Substitute Mortgage Loan" in Article I is hereby amended by the addition of the following language at the end of the first sentence thereof:

          and (xii) qualify as a Qualified Substitute Mortgage Loan under the Pooling and Servicing Agreement.

          3. The definition of "Remittance Date" in Article I is hereby amended to read as follows:

          The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

          4. A new definition of "Document Transfer Event" is hereby added to
Article I to read as follow:

          Document Transfer Event. The day on which (i) Wells Fargo Bank, N.A. or any successor thereto is no longer the servicer of any of the Mortgage Loans, (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company, is less than "BBB-" by Fitch Ratings or (iii) any Rating Agency requires the Servicer to deliver the Retained Mortgage Files (as defined in the Servicing Agreement) to the Custodian.

          5. Section 4.01 (Servicer to Act as Servicer) is modified to add the following at the end of the second paragraph:

          "Further, with respect to any permitted modification, the Servicer shall determine, in consultation with counsel, that such a change would not be treated as a "significant modification" that would cause a deemed exchange under Section 1001(a) of the Code or applicable temporary or final regulations thereunder at any time when the Mortgage Loan is held by a REMIC or grantor trust."

          6. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended by deleting the language "the Owner, and/or subsequent purchasers of

Mortgage Loans - P&I" at the end of the first sentence in the first paragraph and replacing it with the phrase "Thornburg Mortgage Securities Trust 2006-5."

          7. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting clause (vii) and replacing it with the following:

          "(vii) to reimburse itself for any Monthly Advances, Servicing Advances and REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;"

          8. Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by deleting the phrase "the Owner and/or subsequent purchasers of residential Mortgage Loans and various Mortgagers - T&I" at the end of the first sentence of the first paragraph, and replacing it with the phrase "Thornburg Mortgage Securities Trust 2006-5."

          9. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by:

               (i) deleting the first paragraph and replacing it with the following:

          "In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust."

               (ii) adding the following after the third paragraph:

          "Not withstanding anything to the contrary herein, in the event a REMIC election has been made with respect to a Mortgage Loan, the REO Property shall be sold prior to the close of the third calendar year beginning after the year in which title has been taken to such REO Property."

          10. A new Section 4.28 (Delivery of Retained File) is added to the Flow Servicing Agreement to read as follows:

          Within sixty (60) days of the occurrence of a Document
          Transfer Event, the Servicer shall deliver to the Trustee or any other party per written instructions from the Trustee, the additional documents from its Retained Mortgage File (as defined in the Servicing Agreement).

          11. Section 6.04 (Annual Statements as to Compliance) is hereby deleted in its entirety and replaced as follows:

          "On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner and any Depositor, or if Wells Fargo Bank, N.A. is the Master Servicer, to the Master Servicer, a statement of compliance addressed to the Owner and such Depositor or if Wells Fargo Bank, N.A. is the Master Servicer, to the Master Servicer, and signed by an authorized officer of the Servicer, to the effect that (a) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof."

          12. Section 6.05 (Annual Independent Public Accountant's Servicing Report) is hereby deleted in its entirety.

          13. Section 6.06 (Report on Assessment of Compliance and Attestation) is hereby deleted in its entirety and replaced as follows:

          On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

               (i) deliver to the Owner and any Depositor or if Wells Fargo Bank, N.A. is the Master Servicer, to the Master Servicer, a report (in form and substance reasonably satisfactory to the Owner and such Depositor and if Wells Fargo Bank, N.A. is the Master Servicer, to such Master Servicer) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner and such Depositor or if Wells Fargo Bank, N.A. is the Master Servicer, to the Master Servicer, and signed by an authorized officer of the Servicer and shall address each of the "Applicable Servicing Criteria" specified on Exhibit C hereto (or those Servicing Criteria otherwise mutually agreed to by the Owner, the Servicer and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation AB);

               (ii) deliver to the Owner and any Depositor or if Wells Fargo Bank, N.A. is the Master Servicer, to the Master Servicer, a report of a registered public accounting firm reasonably acceptable to the Owner and such Depositor or if Wells Fargo Bank, N.A. is the Master Servicer, to such Master Servicer, that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

               (iii) cause each Subservicer and each Subcontractor, determined by the Servicer pursuant to Section 4.26(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section 6.06; and

               (iv) deliver, and cause each Subservicer and each Subcontractor described in clause (iii) hereof to deliver to the Owner, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit D.

          The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor or Master Servicer will request delivery of a certification under clause (iv) above unless a Depositor or Master Servicer is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Mortgage Loans.

          Each assessment of compliance provided by a Subservicer pursuant to
Section 6.06(i) shall address each of the Servicing Criteria specified on Exhibit C hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 6.06(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to
Section 4.26.

          14. Section 6.07 (Remedies) is hereby deleted in its entirety and replaced as follows:

               a. Any failure by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under
Article IX, Section 4.26, Section 6.04 or Section 6.06, or any breach by the Servicer of a representation or warranty set forth in Section 9.01(e)(vi)(A), or in a writing furnished pursuant to Section 9.01(e)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to
Section 9.01(e)(vi)(B) to the extent made as of a date subsequent to such closing date, shall, except as provided in sub-clause (ii) of this Section, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer (and, if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization

Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

               b. Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6.04 or Section 6.06, including any failure by the Servicer to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

               Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

               c. The Servicer shall promptly reimburse the Owner (or any designee of the Owner), any Master Servicer and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

          15. Article IX (Removal of Mortgage Loans From Agreement) is hereby deleted in its entirety and replaced as follows:

          Section 9.01 Removal of Mortgage Loans from Inclusion Under this Agreement.

          The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, the Owner, at its sole option, may effect Whole Loan Transfers, Agency Sales or Securitization Transactions, retaining the Servicer as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." In the event that any Mortgage Loan transferred pursuant to this Section 9.01 is rejected by the transferee, the Servicer shall continue to service such rejected Mortgage Loan on behalf of the Owner in accordance with the terms and provisions of this Agreement.

          The Servicer shall cooperate with the Owner in connection with each Whole Loan Transfer, Agency Sale or Securitization Transaction in accordance with this Section 9.01; provided that no such Whole Loan Transfer, Agency Sale or Securitization Transaction shall create a greater obligation or cost on the part of the Servicer than otherwise set forth in this Agreement. In connection therewith:

               a. the Servicer shall make all representations and warranties with respect to the Mortgage Loans as of the Closing Date and with respect to the Servicer itself as of the closing date of each Whole Loan Transfer, Agency Sale or Securitization Transaction;

               b. the Servicer shall negotiate in good faith and execute any seller/servicer agreements required by the shelf registrant to effectuate the foregoing;

               c. the Servicer shall make representations and warranties (1) that the Servicer has serviced the Mortgage Loans in accordance with the terms of this Agreement, provided accurate statements to the Owner pursuant to Section
5.02 of this Agreement, and otherwise complied with all covenants and obligations hereunder and, (2) that the Servicer has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans;

               d. the Servicer shall:

                    (i) provide such additional representations, warranties, covenants, opinions of counsel or certificates of officers of the Servicer as are reasonably believed necessary by the trustee, any Rating Agency or the Owner, as the case may be, in connection with such Whole Loan Transfers or Agency Sales. The Owner shall pay all third party costs associated with the preparation of such information;

                    (ii) execute any seller/servicer agreements required within a reasonable period of time after receipt of such seller/servicer agreements which time shall be sufficient for the Servicer and the Servicer's counsel to review such seller/servicer agreements. Under this Agreement, the Servicer shall retain a Servicing Fee for each Mortgage Loan at a Servicing Fee Rate; and

                    (iii) at any time as required by any Rating Agency, provide such additional documents from the related Retained Mortgage File to the Custodian as may be required by such Rating Agency.

               a. in connection with any Securitization Transaction, the Servicer shall (1) within five (5) Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (i), (ii),
(iii) and (vii) of this subsection (e), and (2) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (iv) of this subsection (e).

                    (i) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding (1) the Servicer, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (2) each Third-Party Originator, and (3) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                         (A) the originator's form of organization;

                         (B) a description of the originator's origination
program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Owner or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

                         (C) a description of any material legal or governmental
proceedings pending (or known to be contemplated) against the Servicer, each Third-Party Originator and each Subservicer; and

                         (D) a description of any affiliation or relationship
(of a type described in Item 1119 of Regulation AB) between the Servicer, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of a Securitization
Transaction:

                              (1) the sponsor;
                              (2) the depositor;
                              (3) the issuing entity;
                              (4) any servicer;
                              (5) any trustee;
                              (6) any originator;
                              (7) any significant obligor;
                              (8) any enhancement or support provider; and
                              (9) any other material transaction party.

                    (ii) If so requested by the Owner or any Depositor, the Servicer shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Owner as provided below) originated by (1) the Servicer, if the Servicer is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (2) each Third-Party Originator. Such Static Pool Information shall be prepared by the Servicer (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Servicer (or Third-Party Originator) Static Pool

Information with respect to more than one mortgage loan type, the Owner or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Servicer, and need not be customized for the Owner or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Owner or the Depositor, as applicable.

          Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Servicer shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Servicer.

          If so requested by the Owner or any Depositor, the Servicer shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Owner or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Servicer's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Owner or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Owner or such Depositor shall designate, which may include, by way of example, any sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Owner or such Depositor.

                    (iii) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Owner, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                         (A) the Servicer's form of organization;

                         (B) a description of how long the Servicer has been
servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                              (1) whether any prior securitizations of mortgage
                    loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                              (2) the extent of outsourcing the Servicer
                    utilizes;

                              (3) whether there has been previous disclosure of
                    material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                              (4) whether the Servicer has been terminated as
                    servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                              (5) such other information as the Owner or any
                    Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                         (C) a description of any material changes during the
three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                         (D) information regarding the Servicer's financial
condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

                         (E) information regarding advances made by the Servicer
on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                         (F) a description of the Servicer's processes and
procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                         (G) a description of the Servicer's processes for
handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

                         (H) information as to how the Servicer defines or
determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

                         (I) a description of any material legal or governmental
proceedings pending (or known to be contemplated) against the Servicer; and

                         (J) a description of any affiliation or relationship
between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of a Securitization Transaction:

                              (1) the sponsor;
                              (2) the depositor;
                              (3) the issuing entity;
                              (4) any servicer;
                              (5) any trustee;
                              (6) any originator;
                              (7) any significant obligor;
                              (8) any enhancement or support provider; and
                              (9) any other material transaction party.

                    (iv) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer and Third-Party Originator to)
(1) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in Section 9.01(e)(i)(D) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

                    (v) As a condition to the succession to the Servicer or any Subservicer as servicer or Subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with is reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

                    (vi) (a) The Servicer shall be deemed to represent to the Owner, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Owner, any Master Servicer or any Depositor under this Section 9.01(e) that, except as disclosed in writing to the Owner, such Master Servicer or such Depositor prior to such date: (1) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (2) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (3) no material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (4) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (5) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (6) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer, any Subservicer or any Third-Party Originator; and (7) there are no affiliations, relationships or transactions relating to the Servicer, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

                         (b) If so requested by the Owner, any Master Servicer
or any Depositor on any date following the date on which information is first provided to the Owner, any Master Servicer or any Depositor under this Section 9.01(e), the Servicer shall, within five (5) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in sub clause (A) above or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

                    (vii) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                         (A) any material modifications, extensions or waivers
of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                         (B) material breaches of pool asset representations or
warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                         (C) information regarding new asset-backed securities
issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

                    (viii) The Servicer shall provide to the Owner, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder.

               f. The Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                    (i) (a) any untrue statement of a material fact contained or alleged to be contained in any information, report, data, certification, accountants' letter or other material provided under Sections 4.26, 6.04, 6.06, 9.01(d) and (e) by or on behalf of the Servicer, or provided under Sections 4.26, 6.04, 6.06, 9.01(d) and (e) by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the

Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

                    (ii) any breach by the Servicer of its obligations under this Section 9.01(e), including particularly any failure by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.26, 6.04, 6.06, 9.01(d) and (e), including any failure by the Servicer to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                    (iii) any breach by the Servicer of a representation or warranty set forth in Section 9.01(e)(vi)(A) or in a writing furnished pursuant to Section 9.01(e)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 9.01(e)(vi)(B) to the extent made as of a date subsequent to such closing date; or

                    (iv) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under Sections 4.26, 6.04, 6.06 or 9.01(e).

          If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

          In the case of any failure of performance described in sub-clause (ii) of this Section 9.01(f), the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

               g. The Owner and each Person who controls the Owner (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) shall indemnify the Servicer, each affiliate of the Servicer, each Person who controls any of such parties or the Servicer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Servicer, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                    (i) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any free writing prospectus, any AB informational and computational materials, any offering circular, any computational materials, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials"); or

                    (ii) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Servicer Information.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

               h. the Servicer shall cooperate with the Owner in servicing the Mortgage Loans in accordance with the usual and customary requirements of any credit enhancement, risk management and other service providers and shall otherwise cooperate with the Owner in connection with such third party service providers and the provision of third party services relating to a Securitization Transaction; provided, however, that such requirements are reasonably acceptable to the Servicer and pose no greater risk, obligation or expense to the Servicer than otherwise set forth in this Agreement. Any additional costs and/or expenses will be paid by the requesting party.

          The Owner and the Servicer acknowledge and agree that the purpose of
Section 9.01(e) is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Owner or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB also apply to comparable disclosure in private offerings.

          Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner and any Master

Servicer to deliver to the Owner (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, the Master Servicer or any Depositor to permit the Owner, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

          The Owner (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under this Article IX and by reasonably limiting such requests to information necessary, in the Owner's reasonable judgment, to comply with Regulation AB.

          In the event the Owner has elected to have the Servicer hold record title to the Mortgages, prior to the Reconstitution Date the Servicer shall prepare an Assignment of Mortgage in blank for each Mortgage Loan that is a part of a Whole Loan Transfer or Agency Sale or prepare an Assignment of Mortgage in blank or to the trustee from the Servicer acceptable to the trustee for each Mortgage Loan that is part of a Securitization Transaction. The Owner shall pay all preparation and recording costs associated therewith if the Assignments of Mortgage have been previously prepared and recorded in Owner's name. The Servicer shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the trustee upon the Servicer's receipt thereof. Additionally, the Servicer shall prepare and execute, at the direction of the Owner, any note endorsements in connection with any and all seller/servicer agreements. If required at any time by a Rating Agency, the Owner or successor purchaser in connection with any Whole Loan Transfer, Agency Sale or Securitization Transaction, the Servicer shall deliver such additional document from its Retained Mortgage File within ten (10) days to the Custodian, successor purchaser or other designee of the Purchaser as said Rating Agency, Purchaser or successor purchaser may require.

          All Mortgage Loans (i) not sold or transferred pursuant to Whole Loan Transfers, Agency Sales or Securitization Transactions or (ii) that are subject to a Securitization for which the related trust is terminated for any reason, shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

          16. Section 12.01 (Successor to Servicer) is hereby amended by:

               (i) replacing the words "Prior to" with the word "Upon" in the first line of the first paragraph thereto;

               (ii) adding the phrase ", in accordance with the Pooling and Servicing Agreement," after the word "shall" in the second line of the first paragraph thereto; and

               (iii) adding the following sentence immediately after the first sentence of the first paragraph:

          Any successor to the Servicer shall be subject to the approval of the Master Servicer and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

               (iv) adding the following paragraph after the third paragraph thereof:

          Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing due to an Event of Default under Section 10.01, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Mortgage Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

          17. Section 12.13 (Third-Party Beneficiary) is deleted and replaced as follows:

          Section 12.13. Intended Third Party Beneficiaries.
          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer, on behalf of the Trust, receive the benefit of the provisions of this Agreement as intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer as if it were a party to this Agreement, and the Master Servicer, on behalf of the Trust, shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust pursuant to the Pooling and Servicing Agreement.

                                    EXHIBIT B

                            Flow Servicing Agreement

                                    EXHIBIT C

                Assignment, Assumption and Recognition Agreement

                                   SCHEDULE I

                             Mortgage Loan Schedule

                 (delivered to the Trustee in electronic format)

                                                                  Execution Copy
                                                                       3/14/2006

                      CITIGROUP GLOBAL MARKETS REALTY CORP.

                                      OWNER

                                       AND

                             WELLS FARGO BANK, N.A.

                                    SERVICER

                                   ----------

                  AMENDED AND RESTATED FLOW SERVICING AGREEMENT

                            DATED AS OF MARCH 1, 2006

                                   ----------

                            FIXED AND ADJUSTABLE RATE
                      FIRST AND SECOND LIEN MORTGAGE LOANS

                                TABLE OF CONTENTS

ARTICLE I..................................................................    1
DEFINITIONS................................................................    1
ARTICLE II.................................................................   13
CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND
RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS........................   14
ARTICLE III................................................................   16
REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH.........................   16
ARTICLE IV.................................................................   19
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.............................   19
ARTICLE V..................................................................   37
PAYMENTS TO OWNER..........................................................   37
ARTICLE VI.................................................................   38
GENERAL SERVICING PROCEDURES...............................................   38
ARTICLE VII................................................................   43
SERVICER TO COOPERATE......................................................   43
ARTICLE VIII...............................................................   44
THE SERVICER...............................................................   44
ARTICLE IX.................................................................   47

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REMOVAL OF MORTGAGE LOANS FROM AGREEMENT...................................   47
ARTICLE X..................................................................   57
DEFAULT....................................................................   57
ARTICLE XI.................................................................   59
TERMINATION................................................................   59
ARTICLE XII................................................................   60
MISCELLANEOUS PROVISIONS...................................................   60

                                    EXHIBITS

Exhibit A   Form of Acknowledgement Agreement
Exhibit B   Contents of each Custodial Mortgage File, Retained Mortgage File and
            Servicing File
Exhibit C   Servicing Criteria
Exhibit D   Form of Sarbanes Certification
Exhibit E   [Reserved]
Exhibit F   Form of Assignment, Assumption and Recognition Agreement
Exhibit G   Form of Opinion of Counsel

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     This is an Amended and Restated Flow Servicing Agreement for fixed rate and adjustable rate residential first and second lien mortgage loans, dated and effective as of March 1, 2006, and is executed between Citigroup Global Markets Realty Corp., as owner (the "Owner"), and Wells Fargo Bank, N.A., as servicer (the "Servicer").

                                   WITNESSETH

     WHEREAS, the Owner owns certain fixed rate and adjustable rate mortgage loans (the "Mortgage Loans");

     WHEREAS, the Owner desires to have the Servicer service and administer the Mortgage Loans and the Servicer desires to service and administer the Mortgage Loans in accordance with the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

     Accepted Servicing Practices: With respect to any Mortgage Loan serviced in accordance with all applicable federal, state and local laws and regulations, the terms of the Mortgage Loan Documents, and those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

     Acknowledgment Agreement: An acknowledgment agreement substantially in the form of Exhibit A hereto, that makes specific reference to this Agreement, and which is to be executed on or prior to each Servicing Date with respect to servicing of Mortgage Loans by the Servicer.

     Adjustment Date: As to each adjustable rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

     Agency: Fannie Mae, Freddie Mac or GNMA, or any of them as applicable.


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     Agency Sale: Any sale or transfer of some or all of the Mortgage Loans by the Owner to an Agency which sale or transfer is not a Securitization Transaction or Whole Loan Transfer.

     Agreement: This Servicing Agreement and all exhibits hereto, amendments hereof and supplements hereto.

     Appraised Value: The value set forth on the related Mortgage Loan Schedule and determined in accordance with the terms of the agreement pursuant to which the related Mortgage Loan was purchased.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Owner, or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Owner to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     Assignment of Mortgage Note and Pledge Agreement: With respect to a Cooperative Loan, as assignment of the Mortgage Note and Pledge Agreement.

     Assignment of Proprietary Lease: With respect to a Cooperative Loan, as assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Apartment is located to effect the assignment of such Proprietary Lease.

     Balloon Loan: A Mortgage Loan for which the Monthly Payments will not fully amortize the loan by the end of the term, at which time the balance of the principal is due in a lump sum.

     Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the states where the parties are located, are authorized or obligated by law or executive order to be closed.

     Buydown Agreement: An agreement between the originator of a Mortgage Loan and a Mortgagor, or an agreement among the originator, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

     Buydown Funds: In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.


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     Buydown Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a
Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period, and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

     Buydown Period: The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Combined Loan-to-Value Ratio or CLTV: As to any Second Lien Mortgage Loan at any date of determination, the ratio on such date of the principal balance of such Mortgage Loan, plus the principal balance of any Superior Lien, to the Appraised Value of the related Mortgaged Property.

     Commission: The United States Securities and Exchange Commission.

     Commitment Letter: The letter agreement to be executed between (i) the Seller and the Owner relating to the Owned Mortgage Loans or (ii) the Servicer and the Owner relating to the Purchased Mortgage Loans.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Cooperative: The entity that holds title (fee or an acceptable leasehold estate) to all of the real property that the Project comprises, including the land, separate dwelling units and all common areas.

     Cooperative Apartment: The specific dwelling unit relating to a Cooperative Loan.

     Cooperative Lien Search: A search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (i) the Cooperative, (ii) the seller of the Cooperative Apartment and (iii) the Servicer if the Cooperative Loan is a refinanced Mortgage Loan, (b) filings of financing statements and (c) the deed of the Project into the Cooperative.

     Cooperative Loan: A Mortgage Loan that is secured by Cooperative Shares and a Proprietary Lease granting exclusive rights to occupy the related Cooperative Apartment.

     Cooperative Shares: The shares of stock issued by a Cooperative, owned by the Mortgagor, and allocated to a Cooperative Apartment.


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     Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

     Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Assignment of Mortgage and other applicable Mortgage Loan Documents.

     Custodial Mortgage File: With respect to each Owned Mortgage Loan, the file consisting of the Mortgage Loan Documents listed as items 1 through 5 of Exhibit B attached hereto, which have been delivered to the Custodian as of the related Servicing Date.

     Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

     Cut-off Date: With respect to each transaction contemplated hereby, the date so specified in the related Acknowledgment Agreement.

     Data File: The electronic data file prepared by the Seller and delivered to the Owner pursuant to the related Master Mortgage Loan Purchase Agreement.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Determination Date: The Business Day immediately preceding the related Remittance Date.

     Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

     Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 4.12.

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

     Event of Default: Any one of the conditions or circumstances enumerated in
Section 10.01.


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     Exchange Act: The Securities and Exchange Act of 1934, as amended.

     Fannie Mae: The Federal National Mortgage Association or Fannie Mae, or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to
Section 4.12.

     First Lien: With respect to each Mortgaged Property, the lien on the mortgage, deed of trust or other instrument securing a mortgage note which creates a first lien on the Mortgaged Property.

     First Lien Mortgage Loan: A Mortgage Loan secured by a First Lien on the Mortgage Property.

     First Remittance Date: With respect to each Mortgage Loan, the 18th day (or if such day is not a Business Day, the immediately preceding Business Day) of the month following the month in which the related Cut-off Date occurs, or such other day of the month as may be specified in the related Acknowledgement Agreement.

     Flow Servicing Rights Purchase and Sale Agreement: That certain agreement between the Owner, as seller and the Servicer, as purchaser, pursuant to which the Servicer purchases the servicing rights related to the Purchased Mortgage Loans.

     Freddie Mac: The Federal Home Loan Mortgage Corporation or Freddie Mac, or any successor thereto.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

     Interest Only Mortgage Loan: A Mortgage Loan for which an interest-only payment feature is allowed during the interest-only period as set forth in the related Mortgage Note.

     Letter of Credit: With respect to a Pledged Asset Mortgage Loan, a guaranty issued to the Servicer by the Pledge Holder for the Pledged Value Amount.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     Loan-to-Value Ratio or LTV: With respect to any First Lien Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.


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     LPMI Policy: With respect to the Serviced-owned Mortgage Loans, a PMI
Policy for which the Seller pays all premiums from its own funds, without reimbursement.

     Master Mortgage Loan Purchase Agreement: The agreement, dated as of March 1, 2006, between the Seller and the Owner pursuant to which the Owner purchased the Owned Mortgage Loans.

     MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

     MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage or Assignment of Mortgage has been registered with MERS on the MERS System

     MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

     MIN: The eighteen digit Mortgage Identification Number.

     Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

     Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan, or in the case of an Interest Only Mortgage Loan, payments of
(i) interest, or (ii) principal and interest, if applicable, on a Mortgage Loan.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note, or the Pledge Agreement securing the Mortgage Note for a Cooperative Loan.

     Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

     Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note in accordance with the provisions of the Mortgage Note.

     Mortgage Loan: Certain fixed rate and adjustable rate mortgage loans, which mortgage loans are serviced by the Servicer pursuant to this Agreement.

     Mortgage Loan Documents: With respect to a Mortgage Loan, the documents listed on Exhibit B attached hereto.


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     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

     Mortgage Loan Schedule: With respect to each transaction contemplated hereby, a schedule of Mortgage Loans subject to this Agreement and annexed to the related Acknowledgement Agreement.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note, or with respect to a Cooperative Loan, the Cooperative Apartment.

     Mortgagor: The obligor on a Mortgage Note.

     Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and certified by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Owner.

     Owned Mortgage Loan: An individual Mortgage Loan originally sold by the Seller to the Owner, as to which the servicing rights are owned by the Servicer.

     Owner: Citigroup Global Markets Realty Corp., or its successor in interest or any successor to or designee or assignee of the Owner under this Agreement as herein provided.

     Periodic Interest Rate Cap: As to each adjustable rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date pursuant to the terms of the Mortgage Note.

     Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     Pledge Account: With respect to a Pledged Asset Mortgage Loan, an account that is managed by the Pledge Holder to secure a Letter of Credit.

     Pledge Account Maintenance Value: With respect to a Pledged Asset Mortgage Loan, a minimum percentage of the pledged amount specified in the underwriting guidelines of the Servicer. If the balance on the Pledge Account falls below the maintenance value of the pledge amount, the Pledge Holder will require that more funds be added to the Pledge Account, or decide to make a margin call.


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     Pledge Account Set-Up Value: With respect to a Pledged Asset Mortgage Loan, a minimum percentage of the pledged amount specified in the underwriting guidelines of the Servicer placed in the Pledge Account to allow for market fluctuations. The Pledge Holder determines the Pledge Account Set-Up Value.

     Pledge Agreement: With respect to a Cooperative Loan, the specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease.

     Pledged Asset Mortgage Loan: A Mortgage Loan for which the Mortgagor has pledged financial assets as partial collateral for the Mortgage Loan, in lieu of a cash down payment.

     Pledge Holder: With respect to a Pledged Asset Mortgage Loan, the entity that holds the Pledge Account, manages the Pledge Account and provides the Letter of Credit.

     Pledge Instruments: With respect to a Cooperative Loan, the Stock Power, the Assignment of the Proprietary Lease and the Assignment of the Mortgage Note and Pledge Agreement.

     Pledged Value Amount: With respect to a Pledged Asset Mortgage Loan, a minimum of 20% of the lower of the purchase price or appraised value of a Mortgaged Property.

     PMI Policy: A policy of primary mortgage guaranty insurance evidenced by an electronic form and certificate number issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans. The premiums on a PMI Policy may be paid (i) by the Mortgagor or (ii) by the Servicer from its own funds, without reimbursement, in the case of an LPMI Policy.

     Prepayment Charge: With respect to any calendar month, any prepayment premium, penalty or charge payable by a Mortgagor in connection with a Principal Prepayment in full on a Mortgage Loan pursuant to the terms of the related Mortgage Note (other than any Prepayment Charge Payment Amount).

     Prepayment Charge Payment Amount: An amount in respect of a Prepayment Charge or portion thereof waived other than as permitted in Section 4.27, paid by the Servicer as required by Section 4.27.

     Prepayment Interest Shortfall: As to any Remittance Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Remittance Date, the amount, if any, by which one month's interest at the related Mortgage Loan Remittance Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.


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     Principal Prepayment: Any payment or other recovery of principal on a
Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment Period: With respect to the Owned Mortgage Loans, the month preceding the month in which the related Remittance Date occurs. With respect to the Purchased Mortgage Loans, either (A)(i) with respect to any Principal Prepayment in full, the period that commences on and includes the 14th day of the month immediately preceding the month in which such Remittance Date occurs and ends on and includes the 13th day of the month in which such Remittance Date occurs, and (ii) with respect to any partial Principal Prepayment, the calendar month preceding the month in which the Remittance Date occurs, or (B) the calendar month preceding the month in which the Remittance Date occurs, as set forth in the related Commitment Letter .

     Project: With respect to a Cooperative Loan, all real property owned by the related Cooperative including the land, separate dwelling units and all common areas.

     Proprietary Lease: With respect to a Cooperative Loan, a lease on a Cooperative Apartment evidencing the possessory interest of the Mortgagor in such Cooperative Apartment.

     Purchased Mortgage Loans: An individual Mortgage Loan, the servicing rights to which have been purchased by the Servicer from the Owner pursuant to the Flow Servicing Rights Purchase and Sale Agreement.

     Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions were satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite and originate mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days of origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchased or post-purchased quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchases mortgage loans properly applied the underwriting criteria designated by the Seller.

     Qualified Depository: A deposit account or accounts maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable


                                       9

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limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's Ratings Services or Prime-1 by Moody's Investors Service, Inc. (or a comparable rating if another Rating Agency is specified by the Owner by written notice to the Servicer) at the time any deposits are held on deposit therein.

     Qualified Insurer: A mortgage guaranty insurance Servicer duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

     Rating Agency or Agencies: Any nationally recognized statistical Rating Agency, or its successors, including Standard & Poor's, a division of The McGraw-Hill Companies, Moody's Investors Service, Inc. and Fitch Ratings.

     Recognition Agreement: An agreement whereby a Cooperative and a lender with respect to a Cooperative Loan (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

     Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

     Reconstitution Agreement: The agreement or agreements entered into by the Servicer and the Owner and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Securitization Transaction.

     Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement may be removed from this Agreement and reconstituted as part of a Securitization Transaction, Agency Sale or Whole Loan Transfer pursuant to Section 9.01 hereof. The Reconstitution Date shall be such date which the Owner shall designate.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.


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     Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding) of any month, beginning with the First Remittance Date.

     REO Disposition: The final sale by the Servicer of any REO Property.

     REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in
Section 4.16.

     Repurchase Price: With respect to the Mortgage Loans, the price as stated in the Commitment Letter.

     Retained Mortgage File: With respect to each Owned Mortgage Loan, the file consisting of the Mortgage Loan Documents listed as items 6 through 11 of Exhibit B attached hereto.

     Sarbanes Certifying Party: A Person who files a Sarbanes-Oxley certification directly with the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

     Second Lien: With respect to a Mortgaged Property, a lien of the mortgage, deed of trust or other instrument securing a mortgage note which creates a second lien on the Mortgaged Property.

     Second Lien Mortgage Loan: A Mortgage Loan secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (a) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (b) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Seller: Wells Fargo Bank, N.A.

     Seller/Servicer Information: As defined in Section 9.01(f)(i)(A).

     Servicer: Wells Fargo Bank, N.A., or its successor in interest or assigns, or any successor to the Servicer under this Agreement appointed as herein provided.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorney's fees and disbursements)


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incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08 (excluding the Servicer's obligation to pay the premiums on LPMI Policies on Serviced-owned Mortgage Loans).

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

     Servicing Date: (i) With respect to each Owned Mortgage Loan, the Closing Date, as defined in the Master Mortgage Loan Purchase Agreement and (ii) with respect to each Purchased Mortgage Loan, the Reconstitution Date as defined in the Agreement, dated as of September 15, 2005, between the Servicer and the Owner.

     Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and
(b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is received. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by
Section 4.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.05.

     Servicing Fee Rate: The percent per annum with respect to each Mortgage Loan identified on the related Mortgage Loan Schedule attached to the related Acknowledgment Agreement.

     Servicing File: With respect to each Mortgage Loan, the file consisting of the Mortgage Loan Documents listed as items 12 through 27 of Exhibit B attached hereto plus copies of all Mortgage Loan Documents, contained in the Custodial Mortgage File and the Retained Mortgage File, which are retained by the Company.

     Servicing Officer: Any officer of the Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

     Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

     Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.


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

     Stock Certificate: With respect to a Cooperative Loan, a certificate evidencing ownership of the Cooperative Shares issued by the Cooperative.

     Stock Power: With respect to a Cooperative Loan, an assignment of the Stock Certificate or an assignment of the Cooperative Shares issued by the Cooperative.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer of a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

     Subsidy Account: An account maintained by the Servicer specifically to hold all Subsidy Funds to be applied to individual Subsidy Loans.

     Subsidy Funds: With respect to any Subsidy Loans, funds contributed by the employer of a Mortgagor in order to reduce the payments required from the Mortgagor for a specified period in specified amounts.

     Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor.

     Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

     Time$aver(R) Mortgage Loan: A Mortgage Loan which has been refinanced pursuant to a Seller program that allows a rate/term refinance of an existing Owned Mortgage Loan with minimal documentation.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Owner to a third party, which sale or transfer is not a Securitization Transaction or Agency Sale.

                                   ARTICLE II

           CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

Section 2.01 Possession of Mortgage Files; Maintenance of Servicing Files.

     Pursuant to Section 2.03 below, the Servicer has delivered the Custodial Mortgage File to the Custodian. From and after each Servicing Date, the contents of each Retained Mortgage File shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof. The Servicer shall maintain a Servicing File consisting of a copy of the contents of each of the Custodial Mortgage File and the Retained Mortgage File. The possession of each Servicing File and Retained Mortgage File held by the Servicer is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The ownership of each Mortgage Note, the related Mortgage and the related Custodial Mortgage File, Retained Mortgage File and Servicing File are vested in the Owner, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall vest immediately in the Owner and shall be retained and maintained by the Servicer, in trust, at the will of the Owner and only in such custodial capacity. The Servicer shall release its custody of the contents of any Servicing File and Retained Mortgage File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans, in the case of the Servicing File, or is in connection with a repurchase of any Mortgage Loan. All such costs associated with the release, transfer and re-delivery of any Custodial Mortgage Files, Retained Mortgage Files and Servicing Files between the parties shall be the responsibility of the party in possession of such file or files.

     In addition, in connection with the assignment of any MERS Mortgage Loan, the Servicer agrees that it will cause the MERS System to indicate that such Mortgage Loan has been assigned by the Seller, with respect to an Owner Mortgage Loan, or assigned by the prior owner, with respect to any Purchased Mortgage Loan, the Owner in accordance with this Agreement by including (or deleting, in the case of a repurchased Mortgage Loan) in such computer files the information required by the MERS System to identify the Owner as the beneficial owner of such Mortgage Loan.

Section 2.02 Books and Records; Transfers of Mortgage Loans.

     All rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Servicer in trust for the benefit of the Owner as owner of the Mortgage Loans, and the Servicer shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

     The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by any purchaser or its designee the related Retained Mortgage File and Servicing File during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

     The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the books and records show such Person as the owner of the Mortgage Loan. The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans. The Owner also shall advise the Servicer of the transfer. Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred. Such notification of a transfer shall include a final loan schedule which shall be received by the Servicer no fewer than five (5) Business Days before the last Business Day of the month. If such notification is not received as specified above, the Servicer's duties to remit and report as required by Section 5 shall begin with the next Due Period.

     With respect to the Owned Mortgage Loans, upon request from the Owner, at the Owner's expense, the Servicer shall deliver no later than fifteen (15) Business Days after such request any Retained Mortgage File or document therein, or copies thereof, to the Owner at the direction of the Owner. The Owner shall return any Retained Mortgage File or document therein delivered pursuant to this Section no later than ten (10) Business Days after receipt thereof. An extension of this date may be requested from the Owner, which consent shall not be unreasonably withheld. In the event that the Servicer fails to make delivery of the requested Retained Mortgage File or document therein, or copies thereof, as required under this Section 2.02, the Servicer shall repurchase, in accordance with the related Commitment Letter, the related Mortgage Loan within thirty (30) Business Days after receipt of a request to do so by the Owner.

Section 2.03 Custodial Agreement; Delivery of Documents.

     The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten
(10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

     In the event the public recording office is delayed in returning any original document, which the Servicer is required to deliver at any time to the Custodian in accordance with the terms of this Agreement or which the Servicer is required to maintain in the Retained Mortgage File, the Servicer shall deliver to the Custodian within 240 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Servicer will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Owner, which consent shall not be unreasonably withheld.

     In the event that new, replacement, substitute or additional Stock Certificates are issued with respect to existing Cooperative Shares, the Servicer immediately shall deliver to the Custodian the new Stock Certificates, together with the related Stock Powers in blank. Such new Stock Certificates shall be subject to the related Pledge Instruments and shall be subject to all of the terms, covenants and conditions of this Agreement.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

Section 3.01 Servicer Representations and Warranties.

     The Servicer hereby represents and warrants to the Owner that, as of each Servicing Date:

     (a)  Due Organization and Authority.

          The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

     (b)  Ordinary Course of Business.

          The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer, who is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Servicer pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

     (c)  No Conflicts.

          Neither the execution and delivery of this Agreement, the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

     (d)  Ability to Service.

          The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is a HUD approved mortgagee and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

     (e)  Reasonable Servicing Fee.

          The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

     (f)  Ability to Perform.

          The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Servicer is solvent;

     (g)  No Litigation Pending.

          There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

     (h)  No Consent Required.

          No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Servicing Date;

     (i)  No Untrue Information.

          Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

     (j)  No Material Change.

          There has been no material adverse change in the business, operations, financial condition or assets of the Servicer since the date of the Servicer's most recent financial statements; and

     (k)  MERS.

          The Servicer is a member of MERS in good standing.

Section 3.02 Repurchase of Purchased Mortgage Loans.

     With respect to Purchased Mortgage Loans, the Servicer shall cooperate with the Owner in facilitating the repurchase of any Purchased Mortgage Loan or Loans by a seller. Upon receipt by the Servicer of notice from the Owner of a breach by a seller or a representation or warranty contained in any agreement between the Owner and seller, or a request by the Owner for a seller to repurchase any Purchased Mortgage Loan or Loans, the Servicer shall, at the direction of the Owner, use its best efforts to cure and correct any breach related to such deficiencies of the related Purchased Mortgage Loan or Loans.

     At the time of repurchase of the Purchased Mortgage Loan or Loans, the Owner or the Custodian, as applicable, and the Servicer shall arrange for the reassignment of the repurchased Purchased Mortgage Loan or Loans to the seller according to the Owner's instructions and, with respect to any Purchased Mortgage Loan that is a MERS Mortgage Loan, in accordance with

Section 2.01, and the delivery of any documents held by the Servicer with respect to the repurchased Purchased Mortgage Loan or Loans. The Servicer will facilitate the remittance of repurchase funds between the seller and the Owner, but shall not be required to advance funds for such repurchase and shall be reimbursed for any expenses incurred due to such repurchase.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01 Servicer to Act as Servicer.

     The Servicer, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through the utilization of a Subservicer or a Subcontractor, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. The Servicer shall be responsible for any and all acts of a Subservicer or a Subcontractor, and the Servicer's utilization of a Subservicer or a Subcontractor shall in no way relieve the liability of the Servicer under this Agreement.

     Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner, provided, however, the Servicer shall not make any future advances with respect to a Mortgage Loan. Unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. The Servicer shall request written consent from the Owner to permit such a modification and the Owner shall provide written consent or notify the Servicer of its objection to such modification within three (3) Business Days of its receipt of the Servicer's request. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Owner's reliance on the Servicer.

     The Servicer shall cause to be maintained for each Cooperative Loan a copy of the financing statements and shall file and such financing statements and continuation statements as necessary, in accordance with the Uniform Commercial Code applicable in the jurisdiction in which the related Cooperative Apartment is located, to perfect and protect the security interest and lien of the Owner.

     The Servicer is authorized and empowered by the Owner, pursuant to the instructions of the Owner, in its own name, when the Servicer believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Owner, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Owner and its successors and assigns.

Section 4.02 Liquidation of Mortgage Loans.

     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of Owner, and (4) is consistent with any related PMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section
4.01 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings, the Servicer shall notify the Owner in writing of the Servicer's intention to do so, and the Servicer shall not commence foreclosure proceedings if the Owner objects to such action within three (3) Business Days after receiving such notice. In the event the Owner objects to such foreclosure action, the Servicer shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Servicer's obligation to make such Monthly Advances shall terminate on the 90th day referred to above. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

     Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Owner in the event of liquidation, and will be advanced by the Servicer. Upon completion of the inspection or review, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

     After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Owner directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03 Collection of Mortgage Loan Payments.

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.04 Establishment of and Deposits to Custodial Account.

     The Servicer shall segregate and hold all funds collected and received in connection with a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Wells Fargo Bank, N.A., in trust for the Owner and/or subsequent purchasers of

Mortgage Loans, - P & I." The Custodial Account shall be established with a Qualified Depository. The existence of the Custodial Account shall be evidenced by an account certification and shall be provided on the respective Servicing Date. The Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.05.

     The Servicer shall deposit in the Custodial Account within one (1) Business Day of Servicer's receipt, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date, or received by the Servicer prior to the Cut-off Date but allocable to a period subsequent thereto:

     (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

     (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

     (iii)  all Liquidation Proceeds;

     (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with
            Section 4.14), Section 4.11 and Section 4.15;

     (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

     (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 5.03, 6.01 or 6.02;

     (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.02 hereof and Section 6 of the Master Mortgage Loan Purchase Agreement;

     (viii) with respect to each Principal Prepayment, the Prepayment Interest Shortfall (to be paid by the Servicer out of its funds); provided, however, that in no event shall the aggregate of deposits made by the Servicer pursuant to this sub clause (viii) exceed the aggregate amount of the Servicer's Servicing Fee for the related Due Period;

     (ix)   any amounts required to be deposited by the Servicer pursuant to
            Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy;

     (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16; and

     (xi) an amount from the Subsidy Account that when added to the Mortgagor's payment will equal the full monthly amount due under the related Mortgage Note.

     The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05.

Section 4.05 Permitted Withdrawals From Custodial Account.

     The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

     (i) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

     (ii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 5.03, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late Monthly Payments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Owner; except that, when the Seller is required to repurchase an Owned Mortgage Loan pursuant to the Master Mortgage Loan Purchase Agreement, the Servicer's right to such reimbursement shall be subsequent to the payment of the Owner of the Repurchase Price and all other amounts required to be paid to the Purchaser with respect to such Owned Mortgage Loan;

     (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Owner; except that, when the Seller is required to repurchase an Owned Mortgage Loan pursuant to the Master Mortgage Loan Purchase Agreement, the Servicer's right to such reimbursement shall be subsequent to the payment of the Owner of the

            Repurchase Price and all other amounts required to be paid to the Purchaser with respect to such Owned Mortgage Loan;

     (iv)   to pay itself interest on funds deposited in the Custodial Account;

     (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

     (vi) to pay any amount required to be paid pursuant to Section 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

     (vii) to reimburse itself for any Servicing Advances or REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

     (viii) to remove funds inadvertently placed in the Custodial Account by the Servicer; and

     (ix) to clear and terminate the Custodial Account upon the termination of this Agreement.

     In the event that the Custodial Account is interest bearing, on each Remittance Date, the Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Servicer is not obligated to remit on such Remittance Date. The Servicer may use such withdrawn funds only for the purposes described in this Section 4.05.

Section 4.06 Establishment of and Deposits to Escrow Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Wells Fargo Bank, N.A., in trust for the Owner and/or subsequent purchasers of residential Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. The existence of an Escrow Account shall be evidenced by an account certification and shall be provided on the Servicing Date. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.07.

     The Servicer shall deposit in the Escrow Account or Accounts within one (1) Business Day of Servicer's receipt, and retain therein:

     (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

     (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property;

     (iii) all payments on account of Buydown Funds; and

     (iv) all Servicing Advances for Mortgagors whose Escrow Payment are insufficient to cover escrow disbursements.

     The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section
4.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07 Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

     (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

     (ii) to reimburse the Servicer for any Servicing Advances made by the Servicer pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

     (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

     (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

     (v) for application to the restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

     (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

     (vii) to remove funds inadvertently placed in the Escrow Account by the Servicer;

     (viii) to remit to Owner payments on account of Buydown Funds as applicable; and

     (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08 Payment of Taxes, Insurance and Other Charges.

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account (excluding the payment of LPMI Policy premiums, which are to be paid from the Servicer's own funds without reimbursement) which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same, irrespective of whether the Mortgage Loan provides for Escrow Payments or the making of the Escrow Payments, and the Servicer shall make advances from its own funds to effect such payments and such amounts shall not be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. The obligation of the Servicer to make such Servicing Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition Proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided that, notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder by the Servicer if such Servicing Advance would, if made, constitute a nonrecoverable Servicing Advance. The determination by the Servicer that it has made a nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a nonrecoverable Servicing Advance, shall be evidenced by an Officers' Certificate delivered to the Purchaser.

Section 4.09 Protection of Accounts.

     The Servicer may transfer the Custodial Account, Subsidy Account or the Escrow Account to a different Qualified Depository from time to time, provided that the Servicer shall give notice to the Owner of such transfer.

Section 4.10 Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie

Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) 100% of the insurable value, on a replacement cost basis, of the improvements on the related Mortgaged Property, or (ii) the greater of (x) the outstanding principal balance of the Mortgage Loan or (y) an amount such that the proceeds of such insurance shall be sufficient to prevent the application to the Mortgagor or loss payee of any coinsurance clause under the policy. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae or Freddie Mac, the Servicer shall notify the Owner and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy acceptable to Fannie Mae or Freddie Mac at any time, subject only to Section 4.11 hereof.

     If the related Mortgaged Property is located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the require flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

     If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

     In the event that the Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the required amount of coverage for the Mortgaged Property and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf.

     All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage.

     The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae and Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

     Pursuant to Section 4.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11 Maintenance of Mortgage Impairment Insurance.

     In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section
4.10. The Servicer shall prepare and make any claims on the blanket policy as deemed necessary by the Servicer in accordance with Accepted Servicing Practices. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Owner, the Servicer shall cause to be delivered to such Owner a certificate of insurance and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Owner.

Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

     The Servicer shall maintain with responsible companies that are acceptable to Fannie Mae and Freddie Mac, at its own expense, a blanket Fidelity Bond and an Errors and Omissions


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

Insurance Policy, with broad coverage on all officers, employees or other Persons acting in any capacity requiring such Persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts acceptable to Fannie Mae or Freddie Mac. Upon the request of any Owner, the Servicer shall cause to be delivered to such Owner a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Owner.

Section 4.13 Inspections.

     If any Mortgage Loan is more than forty-five (45) days delinquent, the Servicer shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a record of each such inspection and, upon request, shall provide the Owner with such information.

Section 4.14 Restoration of Mortgaged Property.

     The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than $15,000, at a minimum the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

     (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

     (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

     (iii) the Servicer shall verify that the Mortgage Loan is not in default;
           and

     (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.


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

     If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

Section 4.15 Maintenance of PMI Policy; Claims.

     Except for the Pledged Asset Mortgage Loans, for each Mortgage Loan with an LTV in excess of 80% at the time of origination, the Servicer shall, without any cost to the Owner maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring a portion of the unpaid principal balance of the Mortgage Loan as to payment defaults. If the Mortgage Loan is insured by a PMI Policy for which the Mortgagor pays all premiums, the coverage will remain in place until (i) the LTV decreases to 78% or (ii) the PMI Policy is otherwise terminated pursuant to the Homeowners Protection Act of 1998, 12 USC Section 4901, et seq. In the event that such PMI Policy shall be terminated other than as required by law, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Servicer shall, in accordance with Accepted Servicing Practices, determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Servicer determines that recoveries are so jeopardized, it shall notify the Owner and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

     In the event that the Servicer's rights hereunder are terminated pursuant to Section 10.01 the Servicer shall pay any premiums on each LPMI Policy (which may include a one-time lump sum to the related LPMI provider to continue the related LPMI Policy) until the applicable Mortgage Loans have been paid in full or otherwise liquidated or another entity acceptable to the insurers of such LPMI Policy undertakes to pay such LPMI premiums.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Servicer under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

     Any premiums payable on LPMI Policies will be paid from the Servicer's own funds without reimbursement.

Section 4.16 Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or the Owner's designee, or in the event the Owner is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

     The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement.

     The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03. On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Owner.

     The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any managing agent of the Servicer, or the Servicer itself. The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 4.17 Real Estate Owned Reports.

     Together with the statement furnished pursuant to Section 5.02, the Servicer shall furnish to the Owner on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Owner shall reasonably request.

Section 4.18 Liquidation Reports.

     Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property.

Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

     Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

Section 4.20 Notification of Adjustments.

     With respect to each adjustable rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the

Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Owner thereby.

Section 4.21 Confidentiality/Protection of Customer Information.

     The Servicer shall keep confidential and shall not divulge to any party, without the Owner's prior written consent, the price paid by the Owner for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies. Each party agrees that it shall comply with all applicable laws and regulations regarding the privacy or security of Customer Information shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Customer Information, including maintaining security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, 66 Fed. Reg. 8616 (the "Interagency Guidelines"). For purposes of this Section, the term "Customer Information" shall have the meaning assigned to it in the Interagency Guidelines.

Section 4.22 Credit Reporting.

     For Each Mortgage Loan, the Servicer shall furnish on a monthly basis complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Servicer, in accordance with the Fair Credit Reporting Act and its implementing regulations.

Section 4.23 Application of Buydown Funds.

     With respect to each Buydown Mortgage Loan, the Servicer shall have deposited into the Escrow Account, no later than the last day of the month, Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payments which are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement). With respect to each Buydown Mortgage Loan, the Servicer will distribute to the Owner on each Remittance Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the related Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown Agreement).

     If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Servicer or the insurer under any related Primary Insurance Policy) the Servicer shall, on the Remittance Date following the date upon which Liquidation Proceeds or REO Disposition proceeds are received with respect to any such

Buydown Mortgage Loan, distribute to the Owner all remaining Buydown Funds for such Mortgage Loan then remaining in the Escrow Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Owner in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in its entirety during the related Buydown Period, the Servicer shall be required to withdraw from the Escrow Account any Buydown Funds remaining in the Escrow Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a principal prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Escrow Account related to such Buydown Mortgage Loan, would result in a principal prepayment of the entire unpaid principal balance of the Buydown Mortgage Loan, the Servicer shall distribute to the Owner on the Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the Escrow Account, together with any amounts required to be deposited into the Custodial Account.

Section 4.24 Establishment of and Deposits to Subsidy Account.

     The Servicer shall segregate and hold all Subsidy Funds collected and received pursuant to the Subsidy Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Subsidy Accounts, in the form of time deposit or demand accounts, titled "Wells Fargo Bank, N.A., in trust for the Owner, its successors or assigns, and/or subsequent purchasers of residential Mortgage Loans, and various Mortgagors." The Subsidy Account shall be an eligible deposit account established with a Qualified Depository.

     The Servicer shall, from time to time, withdraw funds from the Subsidy Account for the following purposes:

          (i) to deposit in the Custodial Account in the amounts and in the manner provided for in Section 4.04(xi);

          (ii) to transfer funds to another eligible institution in accordance with Section 4.09 hereof;

          (iii) to withdraw funds deposited in error; and

          (iv) to clear and terminate the Subsidy Account upon the termination of this Agreement.

     Notwithstanding anything to the contrary elsewhere in this Agreement, the Servicer may employ the Escrow Account as the Subsidy Account to the extent that the Servicer can separately identify any Subsidy Funds deposited therein.

Section 4.25 Subordination of Second Lien Mortgage Loans.


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

     The Servicer is authorized, without the prior approval of the Owner, to consent to the refinancing of any Superior Lien on a Mortgaged Property, provided, that the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing.

     With respect to the Owned Mortgage Loans, where permitted by local law and where the senior lienholder is required to notify a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption, the Servicer shall file (or cause to be filed) a request for notice of any action by a superior lienholder under a related senior lien for the protection of the Owner's interest in the related Second Lien Mortgage Loan. Any costs associated with such filing shall be a Servicing Advance reimbursable pursuant to Section 4.05(iii).

     With respect to Purchased Mortgage Loans, where permitted by local law and where the senior lienholder is required to notify a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption, the Servicer shall, at the reasonable expense of the Owner, file (or cause to be filed) a request for notice of any action by a superior lienholder under a related senior lien for the protection of the Owner's interest in the related Second Lien Mortgage Loan.

     If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take whatever actions are necessary to protect the interests of the Owner, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Code. The Servicer shall advance the funds necessary to cure the default or reinstate the superior lien if the Servicer determines that such advance is in the best interests of the Owner. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that such advance will be recoverable from Liquidation Proceeds on the related Mortgage Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

Section 4.26 Use of Subservicers and Subcontractors.

     The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section 4.26. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section 4.26.

     (a) It shall not be necessary for the Servicer to seek the consent of the Owner or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any

     Depositor to comply with the provisions of this Section 4.26 and with Sections 6.04, 6.06, 9.01(e)(iii), 9.01(e)(v), 9.01(e)(vi) and 9.01(f) of
     this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 9.01(e)(iv) of this Agreement. The Servicer shall be responsible or obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6.04 and any assessment of compliance and attestation required to be delivered by such Subservicer under Section 6.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 6.06 as and when required to be delivered.

     (b) It shall not be necessary for the Servicer to seek the consent of the Owner or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Owner and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 6.06 and 9.01(f) of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 6.06, in each case as and when required to be delivered.

Section 4.27 Prepayment Charge Waivers.

     With respect to the Mortgage Loans and to the extent consistent with the terms of this Agreement, the Servicer may waive (or permit a subservicer to waive) a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans and (ii) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. If a Prepayment Charge or any portion thereof is waived for any reason other than as permitted by meeting the standards described in clauses (i) and
(ii) above, then the Seller shall pay to the Owner the amount of such waived Prepayment Charge or portion thereof. Such remedy amount payable by the Seller shall accompany the Seller's next scheduled monthly remittance to the Owner following the calendar month in which the related Principal Prepayment occurred.


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

                                    ARTICLE V

                                PAYMENTS TO OWNER

Section 5.01 Remittances.

     On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, and minus (e) any amounts attributable to Buydown Funds being held in the Custodial Account, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

     With respect to any remittance received by the Owner after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 5.02 Statements to Owner.

     With respect to the Owned Mortgage Loans and the Purchased Mortgage Loans that have the Principal Prepayment Period set forth in clause (B) of such definition, not later than the tenth (10th) Business Day of each month, the Servicer shall furnish to the Owner a monthly remittance advice, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month. With respect to the Purchased Mortgage Loans that have the Principal Prepayment Period set forth in clause (A) of such definition not later than the tenth (10th) Business Day of each month, the Servicer shall furnish to the Owner a a preliminary monthly remittance advice, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month and a final monthly remittance advice, with


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

a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month two (2) Business Days following the 14th day of the month.

Section 5.03 Monthly Advances by Servicer.

     On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition Proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, REO Disposition Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by two officers of the Servicer evidencing such determination.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

Section 6.01 Transfers of Mortgaged Property.

     The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the Person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

     If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the Person to whom such property has been conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Servicer for entering into an assumption agreement the fee will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without Owner's consent.

     To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loan. If the credit worthiness of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 6.02 Satisfaction of Mortgages and Release of Retained Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Owner in the monthly remittance advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents.

     With respect to each Owned Mortgage Loan, if the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Owner. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     With respect to each Purchased Mortgage Loan, if the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall deposit in the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.


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

Section 6.03 Servicing Compensation.

     As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is received. The obligation of the Owner to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payments.

     Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04 Annual Statements as to Compliance.

     On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, to the effect that (a) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and
(b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 6.05 Annual Independent Public Accountants' Servicing Report.

     Except with respect to Securitization Transactions occurring on or after January 1, 2006, on or before February 28, 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Owner to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar Agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and
(ii) such other exceptions as shall be set forth in such statement. By providing Owner a copy of a Uniform Single Attestation Program Report from their independent public accountant's on an annual basis, Servicer shall be considered to have fulfilled its obligations under this Section 6.05.


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

Section 6.06 Report on Assessment of Compliance and Attestation.

     (a) With respect to any Mortgage Loans that are the subject of a Securitization Transaction occurring on or after January 1, 2006, on or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

          (i) deliver to the Owner and any Depositor a report (in form and substance reasonably satisfactory to the Owner and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria set forth in an exhibit delivered by the Servicer at the time of a Securitization Transaction, which exhibit shall be substantially in the form of Exhibit C attached hereto;

          (ii) deliver to the Owner and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

          (iii) cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 4.26(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section 6.06; and

          (iv) deliver to the Owner, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit D.

     The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

     (b) Each assessment of compliance provided by a Subservicer pursuant to
Section 6.06(i) shall address each of the Servicing Criteria set forth in an exhibit delivered to the Owner at the time of a Securitization Transaction or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment, which exhibit shall be substantially in the form of Exhibit C attached hereto. An assessment of compliance provided by a Subcontractor pursuant to Section 6.06(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 4.26.

Section 6.07 Remedies.

     (i) Any failure by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Article IX, Sections 6.04, 6.05, or Section 6.06, or any breach by the Servicer of a representation or warranty set forth in Section 9.01(e)(vi)(A), or in a writing furnished pursuant to Section 9.01(e)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 9.01(e)(vi)(B) to the extent made as of a date subsequent to such closing date, shall, except as provided in sub-clause (ii) of this Section 6.07, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

     (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6.04 or Section 6.06, including any failure by the Company to identify pursuant to Section 9.01(e)(vi)(B) any Subcontract "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

     (iii) The Servicer shall promptly reimburse the Owner (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit


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

whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 6.08 Right to Examine Servicer Records.

     The Owner, or its designee, shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Owner shall pay its own expenses associated with such examination.

Section 6.09 Compliance with REMIC Provisions.

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a) (2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                   ARTICLE VII

                              SERVICER TO COOPERATE

Section 7.01 Provision of Information.

     During the term of this Agreement, the Servicer shall furnish to the Owner such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Owner or any regulatory agency will be provided at the Owner's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Owner may give.

     The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 7.02 Financial Statements; Servicing Facility.


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

     In connection with marketing the Mortgage Loans, the Owner may make available to a prospective purchaser a Consolidated Statement of Operations of the Servicer for the most recently completed two (2) fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of Operations. The Servicer, upon request, also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Servicer (and are available upon request to members or stockholders of the Servicer or to the public at large).

     The Servicer also shall make available to Owner or prospective purchasers a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer, and to permit any prospective purchaser to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.

                                  ARTICLE VIII

                                  THE SERVICER

Section 8.01 Indemnification; Third Party Claims.

     The Servicer shall indemnify the Owner and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer immediately shall notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim. The Servicer shall follow any written instructions received from the Owner in connection with such claim. The Owner promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's repurchase obligation pursuant to Section 3.02, indemnification obligation pursuant to this
Section 8.01, or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

Section 8.02 Merger or Consolidation of the Servicer.

     The Servicer shall keep in full effect its existence, rights and franchises and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.


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

     Any person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution which is a Fannie Mae/Freddie Mac-approved Servicer in good standing. Furthermore, in the event the Servicer transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Servicer, such affiliate shall satisfy the condition above, and shall also be fully liable to the Owner for all of the Servicer's obligations and liabilities hereunder.


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

Section 8.03 Limitation on Liability of Servicer and Others.

     Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner of the reasonable legal expenses and costs of such action.

Section 8.04 Limitation on Resignation and Assignment by Servicer.

     The Owner has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign this Agreement or the servicing rights hereunder or delegate its rights or duties hereunder (other than pursuant to Section 4.01) or any portion hereof or sell or otherwise dispose of all of its property or assets without the prior written consent of the Owner, which consent shall not be unreasonably withheld.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in
Section 12.01.

     Without in any way limiting the generality of this Section 8.04, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder (other than pursuant to Section 4.01) or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.


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

                                   ARTICLE IX

                    REMOVAL OF MORTGAGE LOANS FROM AGREEMENT

Section 9.01 Removal of Mortgage Loans from Inclusion Under this Agreement

     The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, the Owner, at its sole option, may effect Whole Loan Transfers, Agency Sales or Securitization Transactions, retaining the Servicer as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." On the Reconstitution Date, the Mortgage Loans transferred may cease to be serviced under this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section
9.01 is rejected by the transferee, the Servicer shall continue to service such rejected Mortgage Loan on behalf of the Owner in accordance with the terms and provisions of this Agreement.

     The Servicer shall cooperate with the Owner in connection with each Whole Loan Transfer, Agency Sale or Securitization Transaction in accordance with this
Section 9.01. In connection therewith:

     (a) the Servicer shall make all representations and warranties with respect to the Mortgage Loans in Section 6(b) of the Master Mortgage Loan Purchase Agreement as of the related Servicing Date and with respect to the Servicer itself as of the closing date of each Whole Loan Transfer, Agency Sale or Securitization Transaction;

     (b) the Servicer shall negotiate in good faith and execute any seller/servicer agreements, pooling and servicing agreement or assignment, assumption and recognition agreement required to effectuate the foregoing, provided such agreements create no greater obligation or cost on the part of the Servicer than otherwise set forth in this Agreement;

     (c)  [reserved];

     (d)  the Servicer shall:

          (i) provide such additional representations, warranties, covenants, opinions of counsel, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the trustee, any Rating Agency or the Owner, as the case may be, in connection with such Whole Loan Transfers, Agency Sales or Securitization Transactions. The Owner shall pay all third party costs associated with the preparation of such information. The Servicer shall execute any seller/servicer agreements required within a reasonable period of time after receipt of such seller/servicer agreements which time shall be sufficient for the Servicer and Servicer's counsel to review such seller/servicer agreements. Under


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

               this Agreement, the Servicer shall retain a Servicing Fee for each Mortgage Loan at the Servicing Fee Rate; and

          (ii) at any time as required by any Rating Agency, provide such additional documents from the related Retained Mortgage File to the Custodian as may be required by such Rating Agency within fifteen (15) Business Days of receipt of such request.

     (e) in connection with any Securitization Transaction, the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement, shall (1) within five (5) Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (i), (ii), (iii) and
          (vii) of this subsection (e), and (2) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (iv) of this subsection (e).

          (i) If so requested by the Owner or any Depositor, the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement, shall provide such information regarding (1) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or
                (2) each Third-Party Originator, and (3) as applicable, the Servicer, in its capacity as Servicer hereunder, shall provide such information regarding each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

               (A)  the originator's form of organization;

               (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Owner or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;


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

               (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement or in its capacity as Servicer hereunder, each Third-Party Originator and each Subservicer; and

               (D) a description of any affiliation or relationship between the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement or in its capacity as Servicer hereunder, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of a Securitization Transaction:

                    (1)  the sponsor;

                    (2)  the depositor;

                    (3)  the issuing entity;

                    (4)  any servicer;

                    (5)  any trustee;

                    (6)  any originator;

                    (7)  any significant obligor;

                    (8)  any enhancement or support provider; and

                    (9)  any other material transaction party.

          (ii) If so requested by the Owner or any Depositor, the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement, shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Owner as provided below) originated by (1) the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement, if the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement, is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (2) each Third-Party Originator. Such Static Pool Information shall be prepared by the Servicer (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement, (or Third-Party Orignator) Static Pool Information with respect to more than one mortgage loan type, the Owner or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement, and need not be customized for the Owner or any


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

                Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Owner or the Depositor, as applicable.

                If so requested by the Owner or any Depositor, the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement, shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Owner or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Servicer's (in its capacity as Seller under the Master Mortgage Loan Purchase Agreement) or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Owner or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Owner or such Depositor shall designate, which may include, by way of example, any sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Owner or such Depositor.

          (iii) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108 of Regulation AB. Such information shall include, at a minimum:

               (A)  the Servicer's form of organization;

               (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more


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

                    detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                    (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                    (2)  the extent of outsourcing the Servicer utilizes;

                    (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                    (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                    (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

               (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

               (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse


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

                    effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

               (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

               (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

               (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

               (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

          (iv) If so requested by the Owner or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer and Third-Party Originator to) (a) notify the Owner and any Depositor in writing of (1) any material litigation or governmental proceedings pending against the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement or in its capacity as Servicer hereunder, any Subservicer or any Third-Party Originator and (2) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement or in its capacity as Servicer hereunder, any Subservicer or any Third-Party Originator and any of the parties specified in
                Section 9.01(e)(i)(D) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (b) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.


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

          (v) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (a) into which the Servicer or such Subservicer may be merged or consolidated, or
                (b) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with is reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

          (vi) (A) The Servicer shall be deemed to represent to the Owner and to any Depositor, as of the date on which information is first provided to the Owner under this Section 9.01(e) that, except as disclosed in writing to the Owner or such Depositor prior to such date: (1) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (2) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (3) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (4) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction;
                (5) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (6) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer (as Seller or Servicer), any Subservicer or any Third-Party Originator; and (7) there are no affiliations, relationships or transactions relating to the Servicer (as Seller or Servicer), any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

                (B) If so requested by the Owner or any Depositor on any date following the date on which information is first provided to the Owner or any Depositor under this Section 9.01(e), the Servicer shall, within five (5) Business Days following such request, confirm in writing the accuracy of


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

                the representations and warranties set forth in sub clause (A) above or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

          (vii) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Servicer shall provide such information reasonably available to the Servicer regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

     (f) The Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement and in its capacity as Servicer hereunder, shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under Sections 4.26, 6.04(ii), 6.06, 9.01(d) and (e) by or on behalf of the
                Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement or in its capacity as Servicer hereunder, or provided under Sections 4.26, 6.04(ii), 6.06, 9.01(d) and (e) by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller/Servicer Information"), or (B) the omission or alleged omission to state in the Seller/Servicer Information a material fact required to be stated in the Seller/Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller/Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller/Servicer Information or any portion thereof is presented together with or separately from such other information;

          (ii) any failure by the Servicer, in its capacity as Seller under the Master Mortgage Loan Purchase Agreement or in its capacity as Servicer hereunder, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.26, 6.04(ii), 6.06, 9.01(d) and (e), including any failure by the Servicer to identify pursuant to
                Section 4.26(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

          (iii) any breach by the Servicer of a representation or warranty set forth in Section 9.01(e)(vi)(A) or in a writing furnished pursuant to Section 9.01(e)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(e)(vi)(B) to the extent made as of a date subsequent to such closing date.

          In the case of any failure of performance described in sub-clause (ii) of this Section 9.01(f), the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller/Servicer, any Subservicer, any Subcontractor or any Third-Party Originator.

     (g) The Owner and each Person who controls the Owner (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
          Act) shall indemnify the Servicer, each affiliate of the Servicer, each Person who controls any of such parties or the Servicer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Servicer, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any computational materials, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials") or (B) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Servicer Information.

     The Owner and the Servicer acknowledge and agree that the purpose of
Section 9.01(e) is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner or any Depositor to permit the Owner or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer (as Seller or Servicer), any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

     In the event the Owner has elected to have the Servicer hold record title to the Mortgages, prior to the Reconstitution Date the Servicer shall prepare an Assignment of Mortgage in blank or to the trustee from the Servicer acceptable to the trustee for each Mortgage Loan that is part of the Whole Loan Transfers, Agency Sales or Securitization Transactions. The Owner shall pay all preparation and recording costs associated therewith, if the Assignments of Mortgage have not been previously prepared and recorded in the name of the Owner or its designee. The Servicer shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the trustee upon the Servicer's receipt thereof. Additionally, the Servicer shall prepare and execute, at the direction of the Owner, any note endorsements in connection with any and all seller/servicer agreements. If required at any time by a Rating Agency, Owner or successor owner in connection with any Whole Loan Transfer, Agency Sale or Securitization Transaction, the Servicer shall deliver such additional documents from its Retained Mortgage File within fifteen (15) Business Days, upon receipt of request by the Owner, to the Custodian, successor owner or other designee of the Owner as said Rating Agency, Owner or successor owner may require.

     All Mortgage Loans (i) not sold or transferred pursuant to Whole Loan Transfers, Agency Sales or Securitization Transactions or (ii) that are subject to a Securitization Transaction for which the related trust is terminated for any reason, shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                                    ARTICLE X

                                     DEFAULT

Section 10.01 Events of Default.

     Each of the following shall constitute an Event of Default on the part of the Servicer:

     (i) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

     (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or by the Custodian; provided the Servicer shall have additional time to remedy such failure if reasonably requested by the Servicer, and upon proof by the Servicer that it is diligently seeking to remedy such failure; provided that such initial and additional cure period shall not exceed sixty (60) days in the aggregate; or

     (iii) failure by the Servicer to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required; or

     (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

     (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

     (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

     (vii) the Servicer ceases to meet the qualifications of a Fannie Mae/Freddie Mac servicer; or

     (viii) the Servicer attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 8.04; or

     (ix) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 6.04, 6.05, 6.06 or 9.01(c), which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner.

     In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

     Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Owner, the Servicer shall prepare, execute and deliver to the successor entity designated by the Owner any and all documents and other instruments, place in such successor's possession all Retained Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account, Subsidy Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 10.02 Waiver of Defaults.

     By a written notice, the Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XI

                                   TERMINATION

Section 11.01 Termination.

     This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Servicer and the Owner in writing.

Section 11.02 Termination Without Cause.

     The Owner may terminate, at its sole option, any rights the Servicer may have hereunder, without cause as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail as provided in Section 12.05.

     The Servicer shall be entitled to receive, as such liquidated damages, upon the transfer of the servicing rights, an amount equal to: (i) 2.75% of the aggregate outstanding principal amount of the Mortgage Loans as of the termination date paid by the Owner to the Servicer with respect to all of the Mortgage Loans for which a servicing fee rate of .25% is paid per annum, (ii) 3.25% of the aggregate outstanding principal amount of the Mortgage Loans as of the termination date paid by the Owner to the Servicer with respect to all of the Mortgage Loans for which a servicing fee rate of .375% is paid per annum, and (iii) 3.75% of the aggregate outstanding principal amount of the Mortgage Loans as of the termination date paid by the Owner to the Servicer with respect to all of the Mortgage Loans for which a servicing fee rate of .44% or greater is paid per annum.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01 Successor to Servicer.

     Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or Section 11.02 the Owner shall, (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 3.01 of this Agreement or the Seller of the representations and warranties made in the Master Mortgage Loan Purchase Agreement and the remedies available to the Owner under Section 3.02 and 8.01 of this Agreement or under the Master Mortgage Loan Purchase Agreement, it being understood and agreed that the provisions of Sections 3.01, 3.02 and 8.01 of this Agreement and the representations and warranty and remedy sections of the

Master Mortgage Loan Purchase Agreement shall be applicable to the Servicer and the Seller, as applicable, notwithstanding any such sale, assignment, resignation or termination of the Servicer, or the termination of this Agreement.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Owner may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

     The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account, Subsidy Account and Escrow Account and all Retained Mortgage Files, Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

     Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Owner of such appointment in accordance with the procedures set forth in Section 12.05.

Section 12.02 Amendment.

     This Agreement may be amended from time to time by written agreement signed by the Servicer and the Owner.

Section 12.03 Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.04 Duration of Agreement.

     This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Owner.

Section 12.05 Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

     (i)  if to the Servicer:

          Wells Fargo Bank, N.A.
          1 Home Campus
          Des Moines, IA 50328-0001
          Attention: John B. Brown, MAC X2401-042
          Fax: 515/213-7121

     In each instance, with a copy to:

          Wells Fargo Bank, N.A.
          1 Home Campus
          Des Moines, Iowa 50328-0001
          Attention: General Counsel MAC X2401-06T

          or such other address as may hereafter be furnished to the Owner in writing by the Servicer;

     (ii) if to Owner:

          Citigroup Global Markets Realty Corp.
          390 Greenwich Street, 6th Floor
          New York, New York  10013
          Attention:  Peter D. Steinmetz

          or such other address as may hereafter be furnished to the Servicer in writing by the Owner;

Section 12.06 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.07 Relationship of Parties.

     Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Owner.

Section 12.08 Execution; Successors and Assigns.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

Section 12.09 Recordation of Assignments of Mortgage.

     To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Servicer's expense in the event recordation is either necessary under applicable law or requested by the Owner at its sole option.

Section 12.10 Assignment by Owner.

     The Owner shall have the right, without the consent of the Servicer to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form attached as Exhibit F, and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. All references to the Owner in this Agreement shall be deemed to include its assignee or designee.

Section 12.11 Solicitation of Mortgagor.

     Neither party shall, after the Servicing Date, take any action to solicit the refinancing of any Mortgage Loan. It is understood and agreed that neither
(1) promotions undertaken by either party or any affiliate which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists, newspaper, radio, television advertisements nor (ii) serving the refinancing needs of a Mortgagor who, without solicitation, contacts either party in connection with the refinance of such Mortgage or Mortgage Loan, shall constitute solicitation under this Section.

Section 12.12 Further Agreements.

     The Owner and the Servicer each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 12.13 Third Party Beneficiary.

     For purposes of this Agreement, any master servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any master servicer herein as if it were a direct party to this Agreement.

Section 12.14 Opinion of Counsel.

     Upon execution of this Agreement, and upon reasonable request by the Owner, on each Servicing Date, the Servicer shall provide an Opinion of Counsel in the form attached hereto as Exhibit G.

                [Intentionally Blank - Next Page Signature Page]

     IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CITIGROUP GLOBAL MARKETS                WELLS FARGO BANK, N.A.
REALTY CORP.
OWNER                                   SERVICER


By: /s/ Peter Steinmetz                 By: /s/ Lori Maller
    ---------------------------------       ------------------------------------
Name: Peter Steinmetz                   Name: Lori Maller
Title: Authorized Agent                 Title: Assistant Vice President

STATE OF              )
                      )  ss:
COUNTY OF ___________ )

     On the _____ day of _______________, 20___ before me, a Notary Public in and for said State, personally appeared _________, known to me to be _________ of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said bank, and acknowledged to me that such bank executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

                                        My Commission expires __________________

STATE OF              )
                      )  ss:
COUNTY OF ___________ )

     On the _____ day of _______________, 20___ before me, a Notary Public in and for said State, personally appeared _____________________________________, known to me to be the ______________________________ of Citigroup Global Markets Realty Corp., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

                                        My Commission expires __________________

                                    EXHIBIT A

                        FORM OF ACKNOWLEDGMENT AGREEMENT

     THIS ACKNOWLEDGMENT AGREEMENT, dated as of _____________, (the "Closing Date"), between @, ("Owner"), and @, ("Servicer"), (together, the "Parties").

                                   WITNESSETH:

     WHEREAS, Owner has purchased certain mortgage loans [ON A SERVICING RELEASED BASIS] [ON A SERVICING RETAINED BASIS] identified on Schedule I attached hereto, (the "Mortgage Loans").

     WHEREAS, the Owner desires to retain Servicer to service and provide management and disposition services for the Mortgage Loans on behalf of the Owner pursuant to the terms of that certain Amended and Restated Flow Servicing Agreement by and between the Owner and the Servicer dated as March 1, 2006 (the "Servicing Agreement");

     NOW THEREFORE, for and in consideration of the mutual premises set forth herein and other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Unless otherwise amended by this Acknowledgment Agreement, all provisions of the Servicing Agreement shall apply to the servicing of the Mortgage Loans.

     2. The Servicing Fee Rate with respect to the Mortgage Loans shall be @%.

     3. The Cut-off Date with respect to the Mortgage Loans shall be _________, 20__.

     4. Capitalized terms not otherwise defined herein shall have the meanings assigned under the Servicing Agreement.

     5. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principals of conflicts of law other than Section 5-1401 of the New York General Obligations Law which shall govern.

     6. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                        [SIGNATURES APPEAR ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment Agreement to be duly executed on their behalf by the undersigned, duly authorized, as of the day and year first above written.

                                        @.
                                        OWNER


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        WELLS FARGO BANK, N.A.
                                        SERVICER


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE I

                                    EXHIBIT B

     With respect to each Mortgage Loan, the Retained Mortgage File and Custodial Mortgage File shall include each of the following items, which shall be available for inspection by the Owner and any prospective owner, and which shall be retained by the Servicer in the Retained Mortgage File or Servicing File or delivered to the Custodian pursuant to Sections 2.01 and 2.03 of the Amended and Restated Flow Servicing Agreement to which this Exhibit is attached (the "Agreement"):

WITH RESPECT TO EACH CUSTODIAL MORTGAGE FILE:

     1. (a) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of __________ without recourse" and signed in the name of the Servicer by an authorized officer (in the event that the Mortgage Loan was acquired by the Servicer in a merger, the signature must be in the following form: "[Servicer], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Servicer while doing business under another name, the signature must be in the following form:
          "[Servicer], formerly known as [previous name]"); or

          (b) If applicable, a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit, providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing.

     2. The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

     3. The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Owner. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Owner. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Servicer in a merger, the Assignment of Mortgage must be made by "[Servicer], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Servicer while doing business under another name, the Assignment of Mortgage must be by "[Servicer], formerly know as [previous name]." Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county. If the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Owner to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     4. The original of any guarantee executed in connection with the Mortgage Note.

     5.   Original or certified copy of power of attorney, if applicable.

WITH RESPECT TO EACH RETAINED MORTGAGE FILE:

     6. The original Mortgage, with evidence of recording thereon or a certified true and correct copy of the Mortgage sent for recordation. If in connection with any Mortgage Loan, the Servicer cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Servicing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Servicer shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Servicer; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Servicer.

          For each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN for that Mortgage Loan and either language indicating that the Mortgage Loan was originated in the name of MERS, or if the Mortgage Loan was not originated in the name of MERS, the original Mortgage and the assignment to MERS, with evidence of recording thereon. Further, with respect to MERS Mortgage Loans, (a) the Mortgage names MERS as the Mortgagee and (b) the requirements set forth in the Electronic Tracking Agreement have been satisfied, with a conformed recorded copy to follow as soon as the same is received by the Servicer.

     7. For any Mortgage Loan not recorded in the name of MERS, originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Servicer shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with
          (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company tht issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Servicer; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment will be promptly delivered to the Custodian upon receipt thereof by the Servicer.

     8.   The electronic form of PMI Policy as identified by certificate number.

     9. The original mortgagee policy of title insurance or other evidence of title such as a copy of the title commitment or copy of the preliminary title commitment.

     10. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

     11. For each Cooperative Loan, the original or a seller certified true copy of the following:

          The original Pledge Agreement entered into by the Mortgagor with respect to such Cooperative Loan;

          UCC-3 assignment in blank (or equivalent instrument), sufficient under the laws of the jurisdiction where the related Cooperative Apartment is located to reflect of record the sale and assignment of the Cooperative Loan to the Owner;

          Original assignment of Pledge Agreement in blank showing a complete chain of assignment from the originator of the related Cooperative Loan to the Servicer;

          Original Form UCC-1 and any continuation statements with evidence of filing thereon with respect to such Cooperative Loan;

          Cooperative Shares with a Stock Certificate in blank attached;

          Original Proprietary Lease;

          Original Assignment of Proprietary Lease, in blank, and all intervening assignments thereof;

          Original recognition agreement of the interests of the mortgagee with respect to the Cooperative Loan by the Cooperative, the stock of which was pledged by the related Mortgagor to the originator of such Cooperative Loan; and

          Originals of any assumption, consolidation or modification agreements relating to any of the items specified above.

With respect to each Mortgage Loan, the Servicing File shall include each of the following items to the extent in the possession of the Servicer or in the possession of the Servicer's agent(s):

     12. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

     13.  Residential loan application.

     14.  Mortgage Loan closing statement.

     15. Verification of employment and income, unless originated under the Servicer's Limited Documentation program, Fannie Mae Timesaver Plus.

     16. Verification of acceptable evidence of source and amount of down payment, including any related asset verification, if applicable.

     17.  Credit report on the Mortgagor.

     18. Residential appraisal report, including the related completion certificate, if applicable.

     19.  Photograph of the Mortgaged Property.

     20. Survey of the Mortgage property, if required by the title company or applicable law.

     21. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

     22.  All required disclosure statements.

     23. If available, termite report, structural engineer's report, water potability and septic certification.

     24.  Sales contract, if applicable.

     25. Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

     26.  Amortization schedule, if available.

     27. Payment history for any Mortgage Loan that has been closed for more than 90 days.

     28.  Original power of attorney, if applicable.

     In the event an Officer's Certificate of the Servicer is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Servicer shall deliver to the Custodian, within 240 days of the Servicing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and
(iv) specify the date the applicable recorded document will be delivered to the Custodian. The Servicer shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                    EXHIBIT C

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE

                                                                                                           APPLICABLE   INAPPLICABLE
                                                                                                            SERVICING     SERVICING
REG AB REFERENCE                                     SERVICING CRITERIA                                     CRITERIA      CRITERIA
----------------   -------------------------------------------------------------------------------------   ----------   ------------
                                              GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other triggers          X
                   and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties, policies and           X
                   procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the                      X
                   mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party                    X
                   participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                                             CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial bank accounts        X
                   and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an investor are           X
                   made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or distributions,          X
                   and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts or accounts          X
                   established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository institution as        X
                   set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.                        X

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed securities              X
                   related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within
                   30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                                             INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission, are maintained        X
                   in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A)

                   are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with timeframes,           X
                   distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to the                 X
                   Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled checks,          X
                   or other form of payment, or custodial bank statements.

                                                 POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by the transaction        X
                   agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the transaction           X
                   agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed and            X
                   approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with the               X
                   related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the Servicer's records        X
                   with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans (e.g.,            X
                   loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds        X
                   in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a mortgage           X
                   loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with variable            X
                   rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such         X
                   funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements;
                   (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full

                   repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments) are made on        X
                   or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on behalf of an         X
                   obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business days to the        X
                   obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in         X
                   accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1) through (3)                       X
                   or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                                    EXHIBIT D

                         FORM OF SARBANES CERTIFICATION

     Re: The [_] agreement dated as of [_], 200[_] (the "Agreement"), among
         [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of [Name of
Servicer] (the "Servicer"), certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[_] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Servicer Servicing Information");

     (2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

     (3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

     (4) I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement; and

     (5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by each Subservicer and Subcontractor pursuant to the Agreement have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT E

                                   [RESERVED]

                                    EXHIBIT F

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                                              ____________, 20__

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated
___________________, 20__ between _________________, a _________________
corporation having an office at _________________ ("Assignor") and _________________, having an office at _________________ ("Assignee"):

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledge, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Owner, in, to and under that certain Master Mortgage Loan Purchase Agreement and the Servicing Agreement, (the "Servicing Agreement"), each dated as of _________________, by and between _________________ (the "Owner"), and _________________ (the "Servicer"), and the
Mortgage Loans delivered thereunder by the Servicer to the Assignor, and that certain Custodial Agreement, (the "Custodial Agreement"), dated as of _________________, by and among the Servicer, the Owner and _________________
(the "Custodian").

     2. The Assignor warrants and represents to, and covenants with, the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Servicer with respect to the Servicing Agreement or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Servicing Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Servicing Agreement or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. That Assignee warrants and represent to, and covenants with, the Assignor and the Servicer pursuant to Section 12.10 of the Servicing Agreement that:

          a. The Assignee agrees to be bound, as Owner, by all of the terms, covenants and conditions of the Servicing Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof;

          b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

          c. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of US Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

          d. The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          e. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Servicer;

          f. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Servicing Agreements is:

          ______________________________________

          ______________________________________

          ______________________________________

          Attention: ___________________________

     The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Servicing Agreement is:

          ______________________________________

          ______________________________________

          ______________________________________

          Attention: ___________________________

     4. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Servicer shall recognize the Assignee as the owner of the Mortgage Loans and the Servicer shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Servicer and the Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their respective successors and assigns.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


------------------------------------    ---------------------------------------
Assignor                                Assignee


By:                                     By:
    ---------------------------------       ------------------------------------

Name:                                   Name:
      -------------------------------         ----------------------------------

Its:                                    Its:
     --------------------------------        -----------------------------------

Tax Payer Identification No.:           Tax Payer Identification No.:

-------------------------------------   ---------------------------------------

                                    EXHIBIT G

                           FORM OF OPINION OF COUNSEL

@
@
@
@

     Re:  Wells Fargo Bank, N.A.
          Mortgage Loan [Series/Pool] @

Dear Sir/Madam:

I am @ of Wells Fargo Bank, N.A. and have acted as counsel to Wells Fargo Bank, N.A. (the "Servicer"), with respect to certain matters in connection with the servicing by the Servicer of the mortgage loans (the "Mortgage Loans") pursuant to that certain Flow Servicing Agreement by and between the Servicer and Citigroup Global Markets Realty Corp. (the "Owner"), dated as of March 1, 2006, (the "Servicing Agreement"). Capitalized terms not otherwise defined herein have the meanings set forth in the Servicing Agreement.

I have examined the following documents:

1.   the Servicing Agreement;

2.   the Commitment Letter; and

3. such other documents, records and papers as I have deemed necessary and relevant as a basis for this opinion (collectively with the Servicing Agreement and Commitment Letter, the "Agreements").

To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Servicer contained in the Agreements. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

Based upon the foregoing, it is my opinion that:

1. The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

2. The Servicer has the power to engage in the transactions contemplated by the Agreements and all requisite power, authority and legal right to execute and deliver the Agreements and to perform and observe the terms and conditions of such instruments.

3.   Each person who, as an officer or attorney-in-fact of the Servicer, signed
     (a) the Agreements, by and between the Servicer and the Owner, and (b) any other document delivered prior hereto or on the date hereof in connection with the servicing of the Mortgage Loans in accordance with the Agreements was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4. Each of the Agreements has been duly authorized, executed and delivered by the Servicer and is a legal, valid and binding agreement enforceable in accordance with its terms, subject to the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder.

5. The Servicer has been duly authorized to allow any of its officers to execute any and all documents by original or facsimile signature in order to complete the transactions contemplated by the Agreements and in order to execute the endorsements to the Mortgage Notes and the assignments of the Mortgages, and the original or facsimile signature of the officer at the Servicer executing the Agreements and the assignments of the Mortgages represents the legal and valid signature of said officer of the Servicer.

6. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with the Agreements or the consummation of the transactions contemplated by the Agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Servicer.

7. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreements, will conflict with or results in or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Servicer, the terms of any indenture or other agreement or instrument to which the Servicer is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Servicer is subject or by which it is bound.

8. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Servicer which, in my opinion, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or in any material liability on the part of the Servicer or which would draw into question the validity of the Agreements, or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Servicer to perform under the terms of the Agreements.

9. For purposes of the foregoing, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of the Servicer or an employee of the Servicer responsible for the receipt of process a present intention to initiate such proceedings; nor have I regarded any legal or governmental actions, investigations or proceedings as including those that are conducted by state or federal authorities in connection with their routine regulatory activities.

This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

Sincerely,

@
@

@/@

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                                                 August 28, 2006

          THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "AAR Agreement"), dated August 28, 2006 is among Citigroup Global Markets Realty Corp., having an office at 390 Greenwich Street, 6th Floor, New York, NY 10013 ("Assignor"), Thornburg Mortgage Home Loans Inc., having an office at 150 Washington Avenue, Suite 302, Santa Fe, New Mexico 87501 ("Assignee") and Wells Fargo Bank, N.A., having an office at 1 Home Campus, Des Moines, Iowa 50328 (the "Servicer"):

          For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledge, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. Assignment. The Assignor hereby grants, transfers and assigns to Assignee (a) all of the right, title and interest of Assignor in and to the mortgage loans (the "Mortgage Loans") listed on Exhibit A hereto, which (i) were purchased by Assignor, as Purchaser, from the Servicer, as the Seller, pursuant to that certain Assignment and Conveyance Agreement (06-W58), dated as of July 25, 2006, and that certain Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of March 1, 2006, by and between Assignor and the Servicer, as the Seller, (collectively, the "Purchase Agreement"), and (ii) are being serviced by the Servicer on behalf of Assignor, as Owner, pursuant to that certain Assignment and Conveyance Agreement (06-W58), dated as of July 25, 2006, and that certain Amended and Restated Flow Servicing Agreement, as amended by the First Amendment to the Amended and Restated Flow Servicing Agreement, dated August 1, 2006 (collectively, the "Servicing Agreement" and together with the Purchase Agreement, the "Agreements"), dated as of March 1, 2006, by and between Assignor and the Servicer, and (b) with respect to the Mortgage Loans, all of its right, title and interest in, to and under the Agreements. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Agreements.

          2. Representations and Warranties of the Assignor. The Assignor warrants and represents to, and covenants with, the Assignee that:

               a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

               b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Servicer with respect to the Agreements or the Mortgage Loans;

               c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Agreements or the Mortgage Loans;

               d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto;

               e. The representations and warranties set forth in Section 6 of the Purchase Agreement, as amended in this AAR Agreement are true and correct for the period from, but not including, the related Closing Date as defined in the Purchase Agreement, to and including the date hereof (the "Holding Period"), and are incorporated herein by reference;

               f. The information set forth on Exhibit A is complete, true and correct as of the date hereof;

               g. Attached hereto as Exhibit B are true and correct copies of the Purchase Agreement and the Servicing Agreement, which Agreements are in full force and effect as of the date hereof;

               h. The Assignor has received from the Servicer, as Seller, and has delivered to the Assignee, each Custodial Mortgage File, as defined in the Agreements;

               i. No Mortgaged Property is used for commercial purposes or is a mixed-use property;

               j. No Adjustable Rate Mortgage Loan contains a provision permitting or requiring conversion to a fixed interest rate Mortgage Loan;

               k. No Mortgage Loan is a Pledged Asset Mortgage Loan;

               l. All of the Mortgage Loans are Owned Mortgage Loans; and

               m. There is no pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Assignor's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

          3. Remedies. In the event that the Assignee, the Assignor or the Company discovers a breach of a representation or warranty contained in this AAR Agreement with respect to a Mortgage Loan which materially and adversely affects the value of such Mortgage Loan or the interest of the Assignee therein, the party discovering such breach shall give prompt written notice to the other parties hereto, and the Assignor shall have ninety (90) days following the discovery or receipt of notice of such breach in which to cure such breach or repurchase the affected Mortgage Loan. If the Assignor is unable to cure such breach within such ninety (90) day period, then the Assignor shall within thirty (30) days repurchase each affected Mortgage Loan at the Repurchase Price (as defined below). For purposes of making certain representations and warranties contemplated in this section, each reference in Section 6 of the Purchase Agreement (i) to the "Cut-off Date" shall be deemed to be a reference to August 1, 2006, and (ii) to the "Mortgage Loan Schedule" shall be deemed to be a reference to Exhibit A attached hereto.

          Notwithstanding the foregoing, any notice of a breach of Section 2(m) above shall be given by the party discovering such breach to the other no later than twenty (20) Business Days following such discovery. To the extent the Assignee or the Company discovers a breach of Section 2(m) above and fails to provide such notice to the Assignor within twenty (20) Business Days following discovery of such breach to the address and in the manner set forth in Section 16 of this AAR Agreement, the Assignor shall have no obligation to cure such breach or repurchase such Mortgage Loan. In addition, if the Assignor, Assignee or the Company discovers a breach of Section 2(m) above, the Assignee covenants and agrees that it shall direct the Company to refrain from any foreclosure action or proceeding with respect to the related Mortgage Loan, and the Company agrees that it shall not foreclose on such Mortgage Loan. Furthermore, the Servicer's obligation to make Monthly Advances on such Mortgage Loan shall terminate as of the date of receiving such directive from the Assignee.

          The "Repurchase Price" with respect to any affected Mortgage Loan repurchased by the Assignor shall be an amount equal to (A) the Stated Principal Balance of such affected Mortgage Loan as of the date of such repurchase, plus
(B) accrued and unpaid interest at the Mortgage Loan Remittance Rate on such affected Mortgage Loan to but not including the date of such repurchase, less amounts received in respect of such repurchased Mortgage Loan. The Repurchase Price shall be paid by the Assignor by wire transfer to the Assignee to an account designated by the Assignee.

          Contemporaneously with the Assignor's repurchase of an affected Mortgage Loan (each, a "Repurchased Mortgage Loan") from the Assignee as set forth above, the Assignee shall reconvey such Repurchased Mortgage Loan to the Assignor by delivering to the Assignor or the Assignor's designee, the mortgage note endorsed in blank, the mortgage, the assignment of mortgage in blank and such other documents delivered to the Assignee in connection with the Assignee's purchase thereof, and by executing a mutually acceptable assignment and assumption agreement, conveying the Assignee's rights to such Repurchased Mortgage Loan and any related rights under the Agreements to which such Mortgage Loan is subject and under this AAR Agreement. In the event of a repurchase, the Servicer shall service for the Assignor such Repurchased Mortgage Loan in accordance with the terms of the Servicing Agreement from the date of the repurchase.

          4. Representations and Warranties of the Assignee. The Assignee warrants and represent to, and covenants with, the Assignor and the Servicer pursuant to Section 12.10 of the Servicing Agreement that:

               a. The Assignee agrees to be bound, as Owner, by all of the terms, covenants and conditions of the Agreements and the Mortgage Loans, from and after the date hereof;

               b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

               c. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of US Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

               d. The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

               e. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Servicer;

               f. The Assignee has executed and delivered to the Servicer on or prior to the date hereof the Servicing Control Agreement in the form attached hereto as Exhibit C;

          5. Recognition of Assignee. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Servicer shall recognize the Assignee as the owner of the Mortgage Loans and the Servicer shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, as amended herein, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Servicer and the Assignee that the Agreements shall be binding upon and inure to the benefit of the Servicer and the Assignee and their respective successors and assigns.

          6. Representations and Warranties of the Servicer.

               a. The Servicer makes the representations and warranties set forth in Section 3.01 of the Servicing Agreement as of the date hereof.

               b. The Servicer has executed and delivered to the Assignee on or prior to the date hereof the Servicing Control Agreement in the form attached hereto as Exhibit C.

          7. The Servicer, as Seller, and the Assignee hereby agree that the Purchase Agreement is amended as follows:

               a. Section 5(d) entitled "Delivery of Mortgage Loan Documents" is amended to add the following paragraph:

          "If the original or a copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian or the Servicer to be included in the Retained Mortgage File within 240 days following the related Closing Date, and if the Seller does not cure such failure within thirty (30) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at a price and in the manner specified in Section 4 hereof."

               b. Section 6(b) (Representations, Warranties and Agreements of Seller) is hereby amended as follows:

                    (1) Section 6(b)(xix) (No Mechanic's Liens) is modified by deleting "(q)" and replacing it with "(xvii)."

                    (2) Section 6(b)(xlii) (Due on Sale) is modified to delete the following:

          "provided that, with respect to Mortgage Notes which bear an adjustable rate of interest, such provision shall not be enforceable if the Mortgagor causes to be submitted to the Seller to evaluate the intended transferee as if a new Mortgage Loan were being made to such transferee, and the Seller reasonably determines that the security will not be impaired by such Mortgage Loan assumption and that the risk of breach of any covenant or agreement in such Mortgage is acceptable to the Purchaser."

                    (3) Section 6(b)(xliii) (Credit Reporting) is modified to delete the word "Seller" in the third line and replace it with the word "Company."

          8. The Servicer and the Assignee agree that the Servicing Agreement is amended as follows:

               a. Article I (Definitions) is modified as follows:

                    (1) The defined term "Appraised Value" is modified to read as follows:

          "Appraised Value: With respect to any Mortgage Loan, the lesser of (i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or (ii) the purchase price paid for the Mortgaged Property; provided, however, that in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the origination of such Mortgage Loan."

                    (2) The defined term "Repurchase Price" is modified to read as follows:

          "Repurchase Price: A price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Owner to the last day of the month in which the repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution on the next scheduled Remittance Date."

                    (3) The defined term "Servicing Advances" is modified to delete the phrase "on Serviced-owned Mortgage Loans" at the end of the definition and replace it with the phrase "on Owned Mortgage Loans.".

               b. Section 2.01 (Possession of Mortgage Files; Maintenance of Servicing Files) is modified by adding the following phrase at the end of the last sentence:

          "unless such release, transfer or delivery is in connection with a repurchase of the Mortgage Loan, in which case the costs shall be paid by the Servicer."

               c. Section 4.01 (Company to Act as Servicer) is hereby amended by deleting the words "three (3)" in the second paragraph and replacing them with "five (5)".

               d. Section 4.01 (Company to Act as Servicer) is hereby amended by adding the phrase "In the event that no default exists or is imminent" at the beginning of the third sentence in the second paragraph.

               e. Section 4.02 (Liquidation of Mortgage Loans) is hereby amended by deleting from the second sentence of the first paragraph "the Servicer shall notify the Owner in writing of the Servicer's intention to do so, and the Servicer shall not commence foreclosure proceedings if the Owner objects to such action within three (3) Business Days after receiving such notice."

               f. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended by deleting from the first sentence of the second paragraph the phrase "The Servicer shall deposit in the Custodial Account within one (1) Business Day of Servicer's receipt," and replacing it with "The Servicer shall deposit in the Custodial Account within two (2) Business Days of Servicer's receipt."

               g. Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by deleting from the first sentence of the second paragraph the phrase "The Servicer shall deposit in the Custodial Account within one (1) Business Day of Servicer's receipt." and replacing it with "The Servicer shall deposit in the Custodial Account within two (2) Business Days of Servicer's receipt."

               h. Section 4.10 (Maintenance of Hazard Insurance) is modified in the first paragraph by deleting the phrase "Flood Emergency Management Agency" and replacing it with the phrase " Federal Emergency Management Agency."

               i. Section 4.16 (Title, Management and Disposition of REO Property) is modified as follows:

                    (1) by adding the following sentence after the first sentence of the fifth paragraph:

          "Notwithstanding any other provision in this Section 4.16, no REO Property shall be marketed for less than the Appraised Value of the related Mortgaged Property without the prior consent of the Purchaser, and no REO Property shall be sold for less than ninety percent (90%) of its Appraised Value without the prior written consent of the Owner."

                    (2) by adding the following as the last paragraph:

          "The Owner shall have the option to manage and operate the REO Property provided the Owner gives written notice of its intention to do so within thirty (30) days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure. The election by the Owner to manage the REO Property shall not constitute a termination of any rights of the Owner pursuant to Section 11.02."

               j. Section 5.01 (Remittances) is modified, in the second paragraph, as follows:

                    (1) delete the phrase "the second Business Day following" in the first and second line; and

                    (2) delete the word "second" in the seventh line.

               k. Section 5.02 (Statements to Purchaser) is hereby amended by replacing the language with the following:

          "Not later than the tenth (10th) calendar day of each month (or if such tenth (10th) day is not a Business Day, the first Business Day immediately preceding such tenth (10th) day), the Servicer shall furnish reports in the electronic format attached hereto as Exhibit D of the AAR Agreement, or such other format mutually agreed to by the Servicer and the Owner or any master servicer, with a listing of the outstanding Mortgage Loans to include, among other things, the Mortgage Loan number, the scheduled balance, the scheduled paid-through dates, the Mortgage Interest Rate and principal and interest payment, and shall furnish to the Owner a Monthly Remittance Advice, with a trial balance report attached thereto as to the period ending on the last day of the preceding month."

               l. Section 6.02 (Satisfaction of Mortgages and Release of Retained Mortgage Files) is hereby amended by adding to first sentence of the second paragraph after the words "serviced by the Mortgage" "(other than as a result of a modification of the Mortgage pursuant to this Agreement or a liquidation of the Mortgaged Property pursuant to the terms of this Agreement)."

               m. Section 7.01 (Provision of Information) is modified to add the following at the end of the first paragraph:

          "In addition, during the term of this Agreement, the Servicer shall provide to the any regulatory authority having jurisdiction over the Owner or supervising the Owner or any of Owner's assigns (including beneficial owners of securities issued in Securitization Transactions backed by the Mortgage Loans) and the examiners and supervisory agents of the regulatory authorities, access to the documentation required by applicable regulations of such authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer."

               n. Section 8.03 (Limitation on Liability of Servicer and Others) is modified to add the following at the end of the last sentence:

          ", unless any such costs result from a breach of the Servicer's representations and warranties made herein or its failure to perform its obligations in strict compliance with this Agreement."

               o. Section 10.01 (Events of Default) is hereby amended by adding the phrase ", except as otherwise provided in Section 6.07," following the words "thirty (30) days," in Section 10.01(ii).

               p. Section 11.01 (Termination) is modified by adding the following sentence to the end of the paragraph:

          "The representations and warranties and indemnification provisions contained herein shall survive the termination of this Agreement."

               q. Exhibit B (Contents of Each Custodial Mortgage File, Retained Mortgage File and Servicing File) is hereby amended by the following:

                    (1) in number 9, adding the phrase "(or in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance)" after the words "title insurance" in the first line and deleting "other evidence of title such as a copy of the title commitment or copy of the preliminary title commitment."

          9. Costs. Each party will pay any commissions, fees and expenses, including attorney's fees, it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

          10. Governing Law. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law, which shall govern), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          11. Waiver. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          12. Successors and Assigns. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Servicer may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Servicer, respectively, hereunder.

          13. Counterparts. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          14. Waiver of Jury Trial. To the fullest extent permitted under applicable law, each party hereto hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this AAR Agreement.

          15. The contact information for the Assignee's document custodian is:

              La Salle Bank, National Association
              1842 Barranca Parkway
              Irvine, CA 92608
              Attention: Kelly Crunican, Operations Manager
              Telephone: 949-705-6010
              Fax: 949-705-6001
              Email: Kelly.crunican@abnamro.com

          16. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

               a. if to the Assignor:

                  Citigroup Global Markets Realty Corp.
                  390 Greenwich Street, 6th Floor
                  New York, New York 10013
                  Attn: James Xanthos

               b. if to the Assignee:

                  Thornburg Mortgage Home Loans Inc.
                  150 Washington Avenue, Suite 302
                  Santa Fe, New Mexico 87501
                  Attention: Deborah J. Burns

               c. if to the Company:

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  MAC X2302-033
                  Des Moines, Iowa 50328
                  Attention: John B. Brown

                  and

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  MAC X2401-06T
                  Des Moines, Iowa 50328
                  Attention: General Counsel

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt); provided that any notice to the Assignor pursuant to the second paragraph of Section 3 shall be given certified mail addressed to James Xanthos, Mortgage Finance, Surveillance Department Citigroup Global Markets Inc., 390 Greenwich Street, 6th Floor, New York, New York 10013.

                               [Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this AAR Agreement to be executed by their duly authorized officers as of the date first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.   THORNBURG MORTGAGE HOME LOANS INC.

Assignor                                Assignee


By: /s/ Jon Riber                       By: /s/ Deborah J. Burns
    ---------------------------------       ------------------------------------
Name: Jon Riber                         Name: Deborah J. Burns

Its:                                    Its: Senior Vice President
     --------------------------------


WELLS FARGO BANK, N.A.
Servicer


By: /s/ Gretchen E. Leff
    ---------------------------------
Name: Gretchen E. Leff
      -------------------------------
Its: Assistant Vice President
     --------------------------------
     Wells Fargo Home Mortgage

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

               (delivered to the Assignee in an electronic format)

                                    EXHIBIT B

                   PURCHASE AGREEMENT AND SERVICING AGREEMENT

                                    EXHIBIT C

                           SERVICING CONTROL AGREEMENT

                       Thornburg Mortgage Home Loans, Inc.
                        150 Washington Avenue, Suite 302
                           Santa, Fe, New Mexico 87501

                                                           _______________, 2006

[SERVICER]
[ADDRESS]

          Re: Servicing Control Agreement

Gentlemen:

          __________ ("Servicer") is servicing certain mortgage loans (the "Mortgage Loans") for Thornburg Mortgage Home Loans, Inc. ("Thornburg") pursuant to that certain [servicing agreement (the "Servicing Agreement") [dated ________, 200_] between the Servicer and Thornburg]. Thornburg obtains financing from various lenders (each, as further defined below, a "Lender" and individually and collectively, the "Lenders"), secured by the Mortgage Loans and related assets, including proceeds thereof (collectively, the "Collateral"). This letter agreement confirms the agreement among the Servicer, Thornburg and the Lenders as to the matters set forth herein.

          Servicer may be notified from time to time of the identity of Lenders by delivery to Servicer of a Lender Notice in the form of Annex 1 attached hereto, and upon delivery of such Lender Notice to Servicer the lender identified in such Lender Notice shall be a Lender hereunder entitled to all of the rights and benefits hereof, until such time as a Lender Termination Notice in the form of Annex 2 executed by the Lender shall have been delivered to Servicer with respect to such Lender. Servicer agrees to acknowledge receipt of each Lender Notice and Lender Termination Notice by executing such Lender Notice or Lender Termination Notice, as applicable, and delivering it to the applicable Lender, with a copy to Thornburg.

          Servicer acknowledges that the Collateral may include Thornburg's right, title and interest in, to and under the Servicing Agreement, and that upon an event of default under the applicable financing arrangements, the applicable Lender shall be entitled to exercise and enforce Thornburg's rights under the Servicing Agreement, including termination thereof to the extent provided in the Servicing Agreement. Thornburg agrees to pay all termination fees or other amounts due to Servicer in connection with any termination of the Servicing Agreement and transfer of the servicing by Lender.

          Servicer further agrees that, unless otherwise agreed in writing by Thornburg and all of the Lenders, Servicer shall remit all amounts collected on account of the Mortgage Loans, after deduction of amounts which Servicer is entitled to retain in accordance with the Servicing Agreement, solely to the following account(s):

               (a) with respect to Mortgage Loans that are master serviced by Wells Fargo as master servicer, to the account specified by such master servicer for such purposes; and

               (b) in all other cases, to the following account:

               ABA # 071000505
               LaSalle CHGO/CTR/BNF:/LaSalle Trust
               Account No. 7226851
               Attn: Rita Lopez
               (312) 904-0351

          The provisions of the letter agreement shall apply to each Mortgage Loan from the time Servicer commences servicing of such Mortgage Loan pursuant to the Servicing Agreement until Servicer has received a Loan Termination Notice in the form of Annex 3 attached hereto executed by the Lender relating to such Mortgage Loan.

          Thornburg shall indemnify and hold the Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in accordance with this agreement.

          Notices or other communications hereunder shall be given or made in writing (including without limitation by email, telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the applicable Lender Notice; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt.

          No provision of this letter agreement may be modified, amended or revoked without the prior written consent of Thornburg and each Lender.

          This letter agreement shall not be assignable by any party without the prior written consent of the other parties, shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, and shall be governed by and construed in accordance with the internal laws of the State of New York without reference to principles of conflicts of laws.

          Please acknowledge acceptance and agreement to the foregoing by signing and returning the enclosed copy of this letter.

                                        Very truly yours,

                                        THORNBURG MORTGAGE HOME LOANS,
                                        INC.


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------

                                        Address for Notices:

                                        150 Washington Avenue, Suite 302
                                        Santa Fe, New Mexico 87501
                                        Attention: Xen Stanhope
                                        Telecopier: (505) 954-5300
                                        Telephone: (505) 954-5303

                                        with a copy to:

                                        Attention: Nate Fellers
                                        Telecopier: (505) 954-5300
                                        Telephone: (505) 954-5303

ACCEPTED AND AGREED TO:

[SERVICER]


By
   ----------------------------------
Name:
Title:

Address for Notices:

Attention:
Telecopier:
Telephone:

                                                                         ANNEX 1

                                  LENDER NOTICE

Gentlemen:

          You are hereby notified that the undersigned is a Lender as defined in, and subject to the rights and benefits of, the Servicing Control Agreement between Thornburg Mortgage Home Loans, Inc. and the Servicer identified below.

          Please acknowledge receipt of this Lender Notice by executing a copy hereof as provided below and delivering it to Lender, with a copy to Thornburg.

                                        THORNBURG MORTGAGE HOME
                                        LOANS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        [LENDER]


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        Address for Notices:
                                        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        Attention:
                                        Telecopier:
                                        Telephone:

ACKNOWLEDGED AND AGREED:

[SERVICER]


By:
    ---------------------------------
Name:
Title:

                                                                         ANNEX 2

                            LENDER TERMINATION NOTICE

To: [SERVICER]

          Re: Letter Agreement dated ___________, 2006 between _____________
              ("Servicer"), Thornburg Mortgage Home Loans, Inc. ("Thornburg") and the Lenders from time to time party thereto (the "Servicing Control Agreement")

Gentlemen:

          You are hereby notified that the undersigned Lender is no longer a Lender as defined in the above referenced Servicing Control Agreement.

          Please acknowledge receipt of this Lender Termination Notice by executing a copy hereof as provided below and delivering it to the undersigned, with a copy to Thornburg.

                                        THORNBURG MORTGAGE HOME LOANS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        [LENDER]


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:
[SERVICER]


By:
    ---------------------------------
Name:
Title:

                                                                         ANNEX 3

                             LOAN TERMINATION NOTICE

To: [SERVICER]

          Re: Letter Agreement dated ___________, 2006 between _____________
              ("Servicer"), Thornburg Mortgage Home Loans, Inc. ("Thornburg") and the Lenders from time to time party thereto (the "Servicing Control Agreement")

Gentlemen:

          You are hereby instructed, effective on _____________ (the "Servicing Transfer Date"), to service the Mortgage Loans listed on Exhibit A attached hereto to _______________.

          From and after the Servicing Transfer Date, the Mortgage Loans listed on Exhibit A shall no longer be subject to the provisions of the Servicing Control Agreement.

                                        THORNBURG MORTGAGE HOME LOANS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        [LENDER 1]


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        [LENDER 2]


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:
[SERVICER]


By:
    ---------------------------------
Name:
Title:

                                    EXHIBIT D

                                REPORTING FORMATS

                     Standard File Layout - Master Servicing

Column Name              Description                                            Decimal   Format Comment              Max Size
----------------------   ----------------------------------------------------   -------   -------------------------   --------
SER_INVESTOR_NBR         A value assigned by the Servicer to define a group               Text up to 10 digits           20
                         of loans.

LOAN_NBR                 A unique identifier assigned to each loan by the                 Text up to 10 digits           10
                         investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.              Text up to 10 digits           10
                         This may be different than the LOAN_NBR.

BORROWER_NAME            The borrower name as received in the file.  It is                Maximum length of 30           30
                         not separated by first and last name.                            (Last, First)

SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest        2      No commas(,) or dollar         11
                         payment that a borrower is expected to pay, P&I                  signs ($)
                         constant.

NOTE_INT_RATE            The loan interest rate as reported by the Servicer.       4      Max length of 6                 6

NET_INT_RATE             The loan gross interest rate less the service fee         4      Max length of 6                 6
                         rate as reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as reported by         4      Max length of 6                 6
                         the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as reported by       2      No commas(,) or dollar         11
                         the Servicer.                                                    signs ($)

NEW_PAY_AMT              The new loan payment amount as reported by the            2      No commas(,) or dollar         11
                         Servicer.                                                        signs ($)

NEW_LOAN_RATE            The new loan rate as reported by the Servicer.            4      Max length of 6                 6

ARM_INDEX_RATE           The index the Servicer is using to calculate a            4      Max length of 6                 6
                         forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the            2      No commas(,) or dollar         11
                         beginning of the processing cycle.                               signs ($)

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end        2      No commas(,) or dollar         11
                         of the processing cycle.                                         signs ($)

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the                 MM/DD/YYYY                     10
                         borrower's next payment is due to the Servicer, as
                         reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.               2      No commas(,) or dollar         11
                                                                                          signs ($)

SERV_CURT_DATE_1         The curtailment date associated with the first                   MM/DD/YYYY                     10
                         curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment         2      No commas(,) or dollar         11
                         amount, if applicable.                                           signs ($)

SERV_CURT_AMT_2          The second curtailment amount to be applied.              2      No commas(,) or dollar         11
                                                                                          signs ($)

SERV_CURT_DATE_2         The curtailment date associated with the second                  MM/DD/YYYY                     10
                         curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment        2      No commas(,) or dollar         11
                         amount, if applicable.                                           signs ($)

SERV_CURT_AMT_3          The third curtailment amount to be applied.               2      No commas(,) or dollar         11
                                                                                          signs ($)

SERV_CURT_DATE_3         The curtailment date associated with the third                   MM/DD/YYYY                     10
                         curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third curtailment         2      No commas(,) or dollar         11
                         amount, if applicable.                                           signs ($)

PIF_AMT                  The loan "paid in full" amount as reported by the         2      No commas(,) or dollar         11
                         Servicer.                                                        signs ($)

PIF_DATE                 The paid in full date as reported by the Servicer.               MM/DD/YYYY                     10

ACTION_CODE              The standard FNMA numeric code used to indicate the              Action Code Key:                2
                         default/delinquent status of a particular loan.                  15=Bankruptcy,
                                                                                          30=Foreclosure, , 60=PIF,
                                                                                          63=Substitution,
                                                                                          65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest adjustment as reported by      2      No commas(,) or dollar         11
                         the Servicer.                                                    signs ($)

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if              2      No commas(,) or dollar         11
                         applicable.                                                      signs ($)

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.           2      No commas(,) or dollar         11
                                                                                          signs ($)

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if          2      No commas(,) or dollar         11
                         applicable.                                                      signs ($)

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at         2      No commas(,) or dollar         11
                         the beginning of the cycle date to be passed through             signs ($)
                         to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at       2      No commas(,) or dollar         11
                         the end of a processing cycle.                                   signs ($)

SCHED_PRIN_AMT           The scheduled principal amount as reported by the         2      No commas(,) or dollar         11
                         Servicer for the current cycle -- only applicable                signs ($)
                         for Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less the service      2      No commas(,) or dollar         11
                         fee amount for the current cycle as reported by the              signs ($)
                         Servicer -- only applicable for Scheduled/Scheduled
                         Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the              2      No commas(,) or dollar         11
                         Servicer for the current reporting cycle -- only                 signs ($)
                         applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the service         2      No commas(,) or dollar         11
                         fee amount for the current reporting cycle as                    signs ($)
                         reported by the Servicer -- only applicable for
                         Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a borrower prepays       2      No commas(,) or dollar         11
                         on his loan as reported by the Servicer.                         signs ($)

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived by      2      No commas(,) or dollar         11
                         the servicer.                                                    signs ($)

MOD_DATE                 The Effective Payment Date of the Modification for               MM/DD/YYYY                     10
                         the loan.

MOD_TYPE                 The Modification Type.                                           Varchar - value can be         30
                                                                                          alpha or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest            2      No commas(,) or dollar         11
                         advances made by Servicer.                                       signs ($)

EXHIBIT : CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12.  Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs > $3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

          *    Unusual or extraordinary items may require further documentation.

     13.    The total of lines 1 through 12.

     CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.    The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part
                  A/Initial proceeds and line (18b) for Part
                  B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT 3A: CALCULATION OF REALIZED LOSS/GAIN FORM 332

     Prepared by: __________________       Date: _______________
     Phone: ______________________   Email Address: _____________________

            -----------------     -------------     ----------------
           |Servicer Loan No.|   |Servicer Name|   |Servicer Address|
           |                 |   |             |   |                |
            -----------------     -------------     ----------------

     WELLS FARGO BANK, N.A. LOAN NO._____________________________

     Borrower's Name: __________________________________________________________
     Property Address: _________________________________________________________

     LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

     WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES___   NO___
     If "Yes", provide deficiency or cramdown amount ___________________________

     LIQUIDATION AND ACQUISITION EXPENSES:

     (1)  Actual Unpaid Principal Balance of
          Mortgage Loan                                $_______________ (1)
     (2)  Interest accrued at Net Rate                  _______________ (2)
     (3)  Accrued Servicing Fees                        _______________ (3)
     (4)  Attorney's Fees                               _______________ (4)
     (5)  Taxes (see page 2)                            _______________ (5)
     (6)  Property Maintenance                          _______________ (6)
     (7)  MI/Hazard Insurance Premiums (see page 2)     _______________ (7)
     (8)  Utility Expenses                              _______________ (8)
     (9)  Appraisal/BPO                                 _______________ (9)
     (10) Property Inspections                          _______________ (10)
     (11) FC Costs/Other Legal Expenses                 _______________ (11)
     (12) Other (itemize)                               _______________ (12)
               Cash for Keys_________________________   _______________ (12)
               HOA/Condo Fees________________________   _______________ (12)

               ______________________________________   _______________ (12)

               TOTAL EXPENSES                          $_______________ (13)
     CREDITS:
     (14) Escrow Balance                               $_______________ (14)
     (15) HIP Refund                                    _______________ (15)
     (16) Rental Receipts                               _______________ (16)
     (17) Hazard Loss Proceeds                          _______________ (17)
     (18) Primary Mortgage Insurance / Gov't Insurance _______________ (18a) HUD Part A
                                                        _______________ (18b)
     HUD Part B
     (19) Pool Insurance Proceeds                       _______________ (19)
     (20) Proceeds from Sale of Acquired Property       _______________ (20)
     (21) Other (itemize)                               _______________ (21)

          ___________________________________________   _______________ (21)

          TOTAL CREDITS                                $_______________ (22)
     TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)           $_______________ (23)

ESCROW DISBURSEMENT DETAIL

   TYPE                   PERIOD OF                 BASE
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   ------   ---------   --------

EXHIBIT : STANDARD FILE LAYOUT - DELINQUENCY REPORTING

COLUMN/HEADER NAME                                DESCRIPTION                      DECIMAL   FORMAT COMMENT
---------------------------   --------------------------------------------------   -------   --------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the
                              Servicer. This may be different than the LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of loans in
                              their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due               MM/DD/YYYY
                              to the servicer at the end of processing cycle, as
                              reported by Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.              MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to the
                              bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been              MM/DD/YYYY
                              approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy.                  MM/DD/YYYY
                              Either by Dismissal, Discharged and/or a Motion
                              For Relief Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The               MM/DD/YYYY
                              Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan
                              Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is Scheduled To             MM/DD/YYYY
                              End/Close

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed             MM/DD/YYYY

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the servicer               MM/DD/YYYY
                              with instructions to begin foreclosure
                              proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue                   MM/DD/YYYY
                              Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a                  MM/DD/YYYY
                              Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected               MM/DD/YYYY
                              to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                       MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure       2      No commas(,)
                              sale.                                                          or dollar
                                                                                             signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction of the                MM/DD/YYYY
                              borrower.

EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the             MM/DD/YYYY
                              property from the borrower.

LIST_PRICE                    The price at which an REO property is marketed.         2      No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

LIST_DATE                     The date an REO property is listed at a particular             MM/DD/YYYY
                              price.

OFFER_AMT                     The dollar value of an offer for an REO property.       2      No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin or by                MM/DD/YYYY
                              the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property is scheduled             MM/DD/YYYY
                              to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                        MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.

PROP_INSPECTION_DATE          The date a property inspection is performed.                   MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                               MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property based on      2
                              brokers price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if repairs       2
                              are completed pursuant to a broker's price opinion
                              or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            circumstances which caused a borrower to stop
                              paying on a loan. Code indicates the reason why
                              the loan is in default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With                   MM/DD/YYYY
                              Mortgage Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                       No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim                MM/DD/YYYY
                              Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim         2      No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company               MM/DD/YYYY

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company       2      No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By             MM/DD/YYYY
                              The Pool Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company          2      No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                       MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                        2      No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                        MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                         2      No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                       MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                        2      No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                        MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                         2      No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                MM/DD/YYYY

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                MM/DD/YYYY

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                 2      No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     o    ASUM- Approved Assumption

     o    BAP- Borrower Assistance Program

     o    CO- Charge Off

     o    DIL- Deed-in-Lieu

     o    FFA- Formal Forbearance Agreement

     o    MOD- Loan Modification

     o    PRE- Pre-Sale

     o    SS- Short Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     o    Damaged

     o    Excellent

     o    Fair

     o    Gone

     o    Good

     o    Poor

     o    Special Hazard

     o    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

     DELINQUENCY
         CODE      DELINQUENCY DESCRIPTION
     -----------   -----------------------------------------
     001           FNMA-Death of principal mortgagor
     002           FNMA-Illness of principal mortgagor
     003           FNMA-Illness of mortgagor's family member
     004           FNMA-Death of mortgagor's family member
     005           FNMA-Marital difficulties
     006           FNMA-Curtailment of income
     007           FNMA-Excessive Obligation
     008           FNMA-Abandonment of property
     009           FNMA-Distant employee transfer
     011           FNMA-Property problem
     012           FNMA-Inability to sell property
     013           FNMA-Inability to rent property
     014           FNMA-Military Service
     015           FNMA-Other
     016           FNMA-Unemployment
     017           FNMA-Business failure
     019           FNMA-Casualty loss
     022           FNMA-Energy environment costs
     023           FNMA-Servicing problems
     026           FNMA-Payment adjustment
     027           FNMA-Payment dispute
     029           FNMA-Transfer of ownership pending
     030           FNMA-Fraud
     031           FNMA-Unable to contact borrower
     INC           FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

     STATUS CODE   STATUS DESCRIPTION
     -----------   ------------------------------------------
         09        Forbearance
         17        Pre-foreclosure Sale Closing Plan Accepted
         24        Government Seizure
         26        Refinance
         27        Assumption
         28        Modification
         29        Charge-Off
         30        Third Party Sale
         31        Probate
         32        Military Indulgence
         43        Foreclosure Started
         44        Deed-in-Lieu Started
         49        Assignment Completed
         61        Second Lien Considerations
         62        Veteran's Affairs-No Bid
         63        Veteran's Affairs-Refund
         64        Veteran's Affairs-Buydown
         65        Chapter 7 Bankruptcy
         66        Chapter 11 Bankruptcy
         67        Chapter 13 Bankruptcy